December 1, 2022
(as revised August 3, 2023)

2022 Prospectus
iShares S&P Allocation Series
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iShares Core Conservative Allocation ETF | AOK | NYSE ARCA
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iShares Core Moderate Allocation ETF | AOM | NYSE ARCA
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iShares Core Growth Allocation ETF | AOR | NYSE ARCA
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iShares Core Aggressive Allocation ETF | AOA | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

iShares Core Conservative Allocation ETF	S-1
iShares Core Moderate Allocation ETF	S-10
iShares Core Growth Allocation ETF	S-19
iShares Core Aggressive Allocation ETF	S-28
More Information About the Funds	1
Investment Objectives of the Funds	1
A Further Discussion of Principal Risks	2
A Further Discussion of Other Risks	16
Portfolio Holdings Information	24
A Further Discussion of Principal Investment Strategies	24
Management	27
Shareholder Information	29
Distribution	34
Financial Highlights	35
Index Provider	39
Disclaimer	39
“Standard & Poor's®,” “S&P®,” “S&P Target Risk Indices®,” “S&P Target Risk Conservative Index,” “S&P Target Risk Moderate Index,” “S&P Target Risk Growth Index” and “S&P Target Risk Aggressive Index” are trademarks of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P Dow Jones Indices LLC, a subsidiary of S&P Global (“SPDJI”) and its subsidiaries and sublicensed for certain purposes by BlackRock Fund Advisors and/or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, Dow Jones, their respective affiliates or their third party licensors and none of such parties makes any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Underlying Index.
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iShares Core Conservative Allocation ETF
Ticker: AOKStock Exchange: NYSE Arca
Investment Objective
The iShares Core Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of the Trust and iShares, Inc. through November 30, 2026. The contractual waiver may be terminated prior to November 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.15%	None	0.00%	0.06%	0.21%	(0.06)%	0.15%

1
The expense information in the table has been restated to reflect current fees.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$92	$242
Portfolio Turnover. The Fund and the iShares funds in which the Fund invests (each, an “Underlying Fund” and collectively, the “Underlying Funds”), may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and may cause the Fund or Underlying Funds to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund's performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in Underlying Funds that themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in distinct asset classes, such as large- or mid-capitalization U.S. or non-U.S. equity, the aggregate bond market

(including allocation to international bonds as well as USD-denominated bonds) or the U.S. Treasury bond market; each such asset class has its own risk profile.
The S&P Target Risk Conservative Index (the “Underlying Index”) is composed of a portfolio of equity and fixed-income Underlying Funds and measures the performance of the S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”) proprietary allocation model that is intended to represent a “conservative” target risk allocation strategy as defined by SPDJI. The Underlying Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included in the Underlying Index to seek to protect long-term purchasing power. SPDJI’s estimation of a conservative target risk allocation may differ from your own.
The Fund is designed for investors seeking current income, capital preservation and avoidance of excessive volatility of returns. As of July 31, 2022, the Underlying Index included a fixed allocation of 30% of its assets in Underlying Funds that invest primarily in equity securities and 70% of its assets in Underlying Funds that invest primarily in bonds. As of July 31, 2022, the Fund invested approximately 28.82% of its assets in Underlying Funds that invest primarily in equity securities, 70.89% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.
As of July 31, 2022, the Fund invested in the iShares Core International Aggregate Bond ETF, iShares Core MSCI Emerging Markets ETF, iShares Core MSCI International Developed Markets ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core Total USD Bond Market ETF and money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”). BFA may add, eliminate or replace any or all Underlying Funds at any time. As of July 31, 2022, a significant portion of the Underlying Index is represented by companies in the financials industry or sector and by U.S. treasury securities. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund and an Underlying Fund may or may not hold all of the securities in the applicable Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Funds), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Affiliated Fund Risk. In managing the Fund, BFA has the ability to select Underlying Funds and substitute Underlying Funds with other exchange-traded funds (“ETFs”) that it believes will achieve the Fund’s objective. BFA may be subject to potential conflicts of interest in selecting Underlying Funds and substituting Underlying

Funds with other ETFs because the fees paid to BFA by some Underlying Funds and other ETFs managed by BFA may be higher than the fees paid by other Underlying Funds. If an Underlying Fund or other ETF holds interests in an affiliated fund in excess of a certain amount, the Fund may be prohibited from purchasing shares of that Underlying Fund or other ETF.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Index Provider’s ability to develop a model that accurately assesses the Fund’s asset class allocation and selects the best mix of Underlying Funds and other ETFs. There is a risk that the Index Provider’s evaluations and assumptions regarding asset classes or Underlying Funds, which are utilized as inputs in the model, may be incorrect in view of actual market conditions.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's or an Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk.  Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or an Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or an Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Currency Risk. Because the Fund's and the Underlying Funds' NAVs are determined in U.S. dollars, the Fund's NAV could decline if a currency of a non-U.S. market in which a Fund or an Underlying Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Funds, the Funds' or the Underlying Funds' adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund  or an Underlying Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Certain Underlying Funds invest in common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s or an Underlying Fund's investments.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors,

including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund or an Underlying Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cyberattacks and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact an Underlying Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or an Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or an Underlying Fund's investments in, or which are exposed to, the affected region.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”) or below “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund or an Underlying Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund or an Underlying Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund or an Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund or an Underlying Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Investment in Underlying Funds Risk. The Fund invests substantially all of its assets in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.
As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the total annual fund operating expenses of any Underlying Fund change, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund or the Underlying Funds will not fully replicate their respective indexes, they are subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund and the Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund, the Underlying Funds and their investments and could result in increased premiums or discounts to the Fund’s or Underlying Fund's NAV.
Market Trading Risk. The Fund and the Underlying Funds face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index's allocation model will achieve its intended results or maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund or the Underlying Funds trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s or an Underlying Fund's shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s or an Underlying Fund's quote from the closed foreign market). The impact of a closed foreign market on the Fund or an Underlying Fund is likely to be greater where a large portion of the Fund’s or an Underlying Fund's underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s or an Underlying Fund's NAV that may be greater than those experienced by other ETFs.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund or an Underlying Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Operational Risk. The Fund and the Underlying Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Funds and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund and the Underlying Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Reinvestment Risk. The Fund  or an Underlying Fund may invest a portion of its assets in short-term fixed-income instruments and, as a result, may be adversely affected if interest rates fall because they may have to invest in lower-yielding bonds as bonds mature.
Reliance on Trading Partners Risk. The Fund and certain Underlying Funds invest in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s or an Underlying Fund's ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund  or an Underlying Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund  or an Underlying Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund or an Underlying Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s or Underlying Fund's investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Saudi Arabia Broker Risk.  There are a number of different ways of conducting transactions in equity securities in the Saudi
Arabian market.  The Fund (or an Underlying Fund) generally expects to conduct its transactions in a manner in which the Fund would not be limited by Saudi Arabian regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund (or an Underlying Fund), which may have an adverse impact on the prices, quantity or timing of Fund (or an Underlying Fund) transactions.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Funds has exposure.
Securities Lending Risk. The Fund  or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Funds may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Funds could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.
Tax Risk. Because the Fund is expected to invest in the Underlying Funds, the Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund.
Tracking Error Risk. The Fund and the Underlying Funds may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's or an Underlying Fund's valuation of a security at the time of calculation of the Fund's or Underlying Fund's NAV, respectively), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s or an Underlying Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund or an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund or an Underlying Fund incurs fees and expenses, while the Underlying Index does not. The Underlying Funds are also subject to tracking error risk in seeking to track their own performance of the applicable underlying indexes.

Treaty/Tax Risk. Certain of the Underlying Funds invest all of their assets that are invested in India in wholly owned subsidiaries located in the Republic of Mauritius (the “Subsidiaries”). These Underlying Funds and the Subsidiaries rely on the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”) for relief from certain Indian taxes. The DTAA has been renegotiated and as such, treaty relief is reduced or not available on investments in securities made on or after April 1, 2017, which may result in higher taxes and/or lower returns for the Fund. After April 1, 2017, an Underlying Fund may continue to invest in a Subsidiary until an alternative method for investing in the securities of Indian issuers is selected. Further, Mauritius has not notified its tax treaty with India as a Covered Tax Agreement (“CTA”) for purposes of the Multilateral Instrument to Implement Tax Treaty Related Measures to Prevent BEPS (the “MLI”). Therefore the MLI will not apply to the DTAA. India and Mauritius may again renegotiate the DTAA, which could impact the returns received by the Fund on its investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund's or an Underlying Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price the Fund  or an Underlying Fund could receive upon the sale of a security or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset and from the value used by its underlying index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's or an Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or an Underlying Fund's shares. Authorized Participants who purchase or redeem shares of the Fund or an Underlying Fund on days when the Fund or an Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or an Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or an Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns1 (Years Ended December 31)

1
The Fund’s year-to-date return as of September 30, 2022 was -17.53%.
The best calendar quarter return during the periods shown above was 8.00% in the 2nd quarter of 2020; the worst was -6.28% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2021)

	One Year	Five Years	Ten Years
(Inception Date: 11/4/2008)
Return Before Taxes	4.80%	6.78%	5.47%
Return After Taxes on Distributions[2]	4.24%	5.87%	4.66%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.94%	4.94%	4.02%
S&P Target Risk Conservative Index (Index returns do not reflect deductions for fees, expenses, or taxes)	4.99%	7.00%	5.60%

2
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Savage and Mr. Whitehead have been Portfolio Managers of the Fund since 2012, 2008 and 2022, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

iShares Core Moderate Allocation ETF
Ticker: AOMStock Exchange: NYSE Arca
Investment Objective
The iShares Core Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of the Trust and iShares, Inc. through November 30, 2026. The contractual waiver may be terminated prior to November 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.15%	None	0.00%	0.05%	0.20%	(0.05)%	0.15%

1
The expense information in the table has been restated to reflect current fees.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$91	$233
Portfolio Turnover. The Fund and the iShares funds in which the Fund invests (each, an “Underlying Fund” and collectively, the “Underlying Funds”), may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and may cause the Fund or Underlying Funds to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund's performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in Underlying Funds that themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in distinct asset classes, such as large- or mid-capitalization U.S. or non-U.S. equity, the aggregate bond market

(including allocation to international bonds as well as USD-denominated bonds) or the U.S. Treasury bond market; each such asset class has its own risk profile.
The S&P Target Risk Moderate Index (the “Underlying Index”) is composed of a portfolio of equity and fixed-income Underlying Funds and measures the performance of the S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”) proprietary allocation model that is intended to represent a “moderate” target risk allocation strategy as defined by SPDJI. The Underlying Index seeks to provide significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. SPDJI’s estimation of a moderate target risk allocation may differ from your own.
The Fund is designed for investors seeking current income, some capital preservation and an opportunity for moderate to low capital appreciation. As of July 31, 2022, the Underlying Index included a fixed allocation of 40% of its assets in Underlying Funds that invest primarily in equity securities and 60% of its assets in Underlying Funds that invest primarily in bonds. As of July 31, 2022, the Fund invested approximately 37.17% of its assets in Underlying Funds that invest primarily in equity securities, 58.75% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.
As of July 31, 2022, the Fund invested in the iShares Core International Aggregate Bond ETF, iShares Core MSCI Emerging Markets ETF, iShares Core MSCI International Developed Markets ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core Total USD Bond Market ETF and money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”). BFA may add, eliminate or replace any or all Underlying Funds at any time. As of July 31, 2022, a significant portion of the Underlying Index is represented by companies in the financials industry or sector and by U.S. treasury securities. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund and an Underlying Fund may or may not hold all of the securities in the applicable Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Funds), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Affiliated Fund Risk. In managing the Fund, BFA has the ability to select Underlying Funds and substitute Underlying Funds with other exchange-traded funds (“ETFs”) that it believes will achieve the Fund’s objective. BFA may be subject to potential conflicts of interest in selecting Underlying Funds and substituting Underlying Funds with other ETFs because the fees paid to BFA by some

Underlying Funds and other ETFs managed by BFA may be higher than the fees paid by other Underlying Funds. If an Underlying Fund or other ETF holds interests in an affiliated fund in excess of a certain amount, the Fund may be prohibited from purchasing shares of that Underlying Fund or other ETF.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Index Provider’s ability to develop a model that accurately assesses the Fund’s asset class allocation and selects the best mix of Underlying Funds and other ETFs. There is a risk that the Index Provider’s evaluations and assumptions regarding asset classes or Underlying Funds, which are utilized as inputs in the model, may be incorrect in view of actual market conditions.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's or an Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk.  Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or an Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or an Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Currency Risk. Because the Fund's and the Underlying Funds' NAVs are determined in U.S. dollars, the Fund's NAV could decline if a currency of a non-U.S. market in which a Fund or an Underlying Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Funds, the Funds' or the Underlying Funds' adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund  or an Underlying Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Certain Underlying Funds invest in common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s or an Underlying Fund's investments.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund or an Underlying Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cyberattacks and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact an Underlying Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or an Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or an Underlying Fund's investments in, or which are exposed to, the affected region.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”) or below “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund or an Underlying Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund or an Underlying Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund or an Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund or an Underlying Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Investment in Underlying Funds Risk. The Fund invests substantially all of its assets in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.
As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the total annual fund operating expenses of any Underlying Fund change, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund or the Underlying Funds will not fully replicate their respective indexes, they are subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund and the Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund, the Underlying Funds and their investments and could result in increased premiums or discounts to the Fund’s or Underlying Fund's NAV.
Market Trading Risk. The Fund and the Underlying Funds face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index's allocation model will achieve its intended results or maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund or the Underlying Funds trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s or an Underlying Fund's shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s or an Underlying Fund's quote from the closed foreign market). The impact of a closed foreign market on the Fund or an Underlying Fund is likely to be greater where a large portion of the Fund’s or an Underlying Fund's underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s or an Underlying Fund's NAV that may be greater than those experienced by other ETFs.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund or an Underlying Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Operational Risk. The Fund and the Underlying Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Funds and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund and the Underlying Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Reinvestment Risk. The Fund  or an Underlying Fund may invest a portion of its assets in short-term fixed-income instruments and, as a result, may be adversely affected if interest rates fall because they may have to invest in lower-yielding bonds as bonds mature.
Reliance on Trading Partners Risk. The Fund and certain Underlying Funds invest in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.

Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s or an Underlying Fund's ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund  or an Underlying Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund  or an Underlying Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund or an Underlying Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s or Underlying Fund's investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Saudi Arabia Broker Risk.  There are a number of different ways of conducting transactions in equity securities in the Saudi Arabian market.  The Fund (or an Underlying Fund) generally expects to conduct its transactions in a manner in which the Fund would not be limited by Saudi Arabian regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund (or an Underlying Fund), which may have an adverse impact on the prices, quantity or timing of Fund (or an Underlying Fund) transactions.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Funds has exposure.
Securities Lending Risk. The Fund  or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Funds may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Funds could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.
Tax Risk. Because the Fund is expected to invest in the Underlying Funds, the Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund.
Tracking Error Risk. The Fund and the Underlying Funds may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's or an Underlying Fund's valuation of a security at the time of calculation of the Fund's or Underlying Fund's NAV, respectively), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s or an Underlying Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund or an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund or an Underlying Fund incurs fees and expenses, while the Underlying Index does not. The Underlying Funds are also subject to tracking error risk in seeking to track their own performance of the applicable underlying indexes.
Treaty/Tax Risk. Certain of the Underlying Funds invest all of their assets that are invested in India in wholly owned subsidiaries located in the Republic of Mauritius (the “Subsidiaries”). These Underlying Funds and the Subsidiaries rely on the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”) for relief from certain Indian taxes. The DTAA has been renegotiated and as such, treaty relief is reduced or not available on investments in securities made on or after April 1, 2017, which may result in higher taxes and/or lower returns for the Fund. After April 1, 2017, an Underlying Fund may continue to invest in a Subsidiary until an alternative method for investing in the securities of Indian issuers is selected. Further, Mauritius has not notified its tax treaty with India as a Covered Tax Agreement (“CTA”) for purposes of the Multilateral Instrument to Implement Tax Treaty Related Measures to Prevent BEPS (the “MLI”). Therefore the MLI will not apply to the DTAA. India and Mauritius may again renegotiate the DTAA, which could impact the returns received by the Fund on its investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund's or an Underlying Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price the Fund  or an Underlying Fund could receive upon the sale of a security or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset and from the value used by its underlying index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's or an Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or an Underlying Fund's shares. Authorized Participants who purchase or redeem shares of the Fund or an Underlying Fund on days when the Fund or an Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or an Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or an Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns1 (Years Ended December 31)

1
The Fund’s year-to-date return as of September 30, 2022 was -18.62%.
The best calendar quarter return during the periods shown above was 9.41% in the 2nd quarter of 2020; the worst was -8.63% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2021)

	One Year	Five Years	Ten Years
(Inception Date: 11/4/2008)
Return Before Taxes	6.93%	7.86%	6.67%
Return After Taxes on Distributions[2]	6.38%	6.98%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares[2]	4.23%	5.84%	5.05%
S&P Target Risk Moderate Index (Index returns do not reflect deductions for fees, expenses, or taxes)	7.12%	8.08%	6.81%

2
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Savage and Mr. Whitehead have been Portfolio Managers of the Fund since 2012, 2008 and 2022, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

iShares Core Growth Allocation ETF
Ticker: AORStock Exchange: NYSE Arca
Investment Objective
The iShares Core Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of the Trust and iShares, Inc. through November 30, 2026. The contractual waiver may be terminated prior to November 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.15%	None	0.00%	0.05%	0.20%	(0.05)%	0.15%

1
The expense information in the table has been restated to reflect current fees.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$91	$233
Portfolio Turnover. The Fund and the iShares funds in which the Fund invests (each, an “Underlying Fund” and collectively, the “Underlying Funds”), may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and may cause the Fund or Underlying Funds to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund's performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in Underlying Funds that themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in distinct asset classes, such as large- or mid-capitalization U.S. or non-U.S. equity, the aggregate bond market

(including USD-denominated bonds) or the U.S. Treasury bond market; each such asset class has its own risk profile.
The S&P Target Risk Growth Index (the “Underlying Index”) is composed of a portfolio of equity and fixed-income Underlying Funds and measures the performance of the S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”) proprietary allocation model that is intended to represent a “growth” target risk allocation strategy as defined by SPDJI. The Underlying Index seeks to provide increased exposure to equities, while also using some fixed income exposure to dampen risk. SPDJI’s estimation of a growth target risk allocation may differ from your own.
The Fund is designed for investors seeking moderate capital appreciation and some opportunity for current income and capital preservation. As of July 31, 2022, the Underlying Index included a fixed allocation of 60% of its assets in Underlying Funds that invest primarily in equity securities and 40% of its assets in Underlying Funds that invest primarily in bonds. As of July 31, 2022, the Fund invested approximately 54.24% of its assets in Underlying Funds that invest primarily in equity securities, 38.13% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.
As of July 31, 2022, the Fund invested in the iShares Core International Aggregate Bond ETF, iShares Core MSCI Emerging Markets ETF, iShares Core MSCI International Developed Markets ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core Total USD Bond Market ETF and money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”). BFA may add, eliminate or replace any or all Underlying Funds at any time. As of July 31, 2022, a significant portion of the Underlying Index is represented by companies in the financials industry or sector and by U.S. treasury securities. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield)
and liquidity measures similar to those of an applicable underlying index. The Fund and an Underlying Fund may or may not hold all of the securities in the applicable Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Funds), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Affiliated Fund Risk. In managing the Fund, BFA has the ability to select Underlying Funds and substitute Underlying Funds with other exchange-traded funds (“ETFs”) that it believes will achieve the Fund’s objective. BFA may be subject to potential conflicts of interest in selecting Underlying Funds and substituting Underlying Funds with other ETFs because the fees paid to BFA by some Underlying Funds and other ETFs managed by BFA may be higher than the fees paid by other Underlying Funds. If an Underlying

Fund or other ETF holds interests in an affiliated fund in excess of a certain amount, the Fund may be prohibited from purchasing shares of that Underlying Fund or other ETF.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Index Provider’s ability to develop a model that accurately assesses the Fund’s asset class allocation and selects the best mix of Underlying Funds and other ETFs. There is a risk that the Index Provider’s evaluations and assumptions regarding asset classes or Underlying Funds, which are utilized as inputs in the model, may be incorrect in view of actual market conditions.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's or an Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk.  Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or an Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or an Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Currency Risk. Because the Fund's and the Underlying Funds' NAVs are determined in U.S. dollars, the Fund's NAV could decline if a currency of a non-U.S. market in which a Fund or an Underlying Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Funds, the Funds' or the Underlying Funds' adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund  or an Underlying Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Certain Underlying Funds invest in common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s or an Underlying Fund's investments.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors,

including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund or an Underlying Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cyberattacks and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact an Underlying Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or an Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or an Underlying Fund's investments in, or which are exposed to, the affected region.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”) or below “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund or an Underlying Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund or an Underlying Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund or an Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund or an Underlying Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Investment in Underlying Funds Risk. The Fund invests substantially all of its assets in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.
As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the total annual fund operating expenses of any Underlying Fund change, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund or the Underlying Funds will not fully replicate their respective indexes, they are subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund and the Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund, the Underlying Funds and their investments and could result in increased premiums or discounts to the Fund’s or Underlying Fund's NAV.
Market Trading Risk. The Fund and the Underlying Funds face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index's allocation model will achieve its intended results or maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund or the Underlying Funds trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s or an Underlying Fund's shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s or an Underlying Fund's quote from the closed foreign market). The impact of a closed foreign market on the Fund or an Underlying Fund is likely to be greater where a large portion of the Fund’s or an Underlying Fund's underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s or an Underlying Fund's NAV that may be greater than those experienced by other ETFs.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund or an Underlying Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Operational Risk. The Fund and the Underlying Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Funds and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund and the Underlying Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Reinvestment Risk. The Fund  or an Underlying Fund may invest a portion of its assets in short-term fixed-income instruments and, as a result, may be adversely affected if interest rates fall because they may have to invest in lower-yielding bonds as bonds mature.
Reliance on Trading Partners Risk. The Fund and certain Underlying Funds invest in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.

Risk of Investing in Developed Countries. The Fund’s and the Underlying Fund's investment in developed country issuers may subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s or an Underlying Fund's investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s or an Underlying Fund's ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund  or an Underlying Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund  or an Underlying Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund or an Underlying Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s or Underlying Fund's investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Saudi Arabia Broker Risk.  There are a number of different ways of conducting transactions in equity securities in the Saudi Arabian market.  The Fund (or an Underlying Fund) generally expects to conduct its transactions in a manner in which the Fund would not be limited by Saudi Arabian regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund (or an Underlying Fund), which may have an adverse impact on the prices, quantity or timing of Fund (or an Underlying Fund) transactions.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Funds has exposure.
Securities Lending Risk. The Fund  or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Funds may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Funds could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.
Tax Risk. Because the Fund is expected to invest in the Underlying Funds, the Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund.

Tracking Error Risk. The Fund and the Underlying Funds may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's or an Underlying Fund's valuation of a security at the time of calculation of the Fund's or Underlying Fund's NAV, respectively), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s or an Underlying Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund or an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund or an Underlying Fund incurs fees and expenses, while the Underlying Index does not. The Underlying Funds are also subject to tracking error risk in seeking to track their own performance of the applicable underlying indexes.
Treaty/Tax Risk. Certain of the Underlying Funds invest all of their assets that are invested in India in wholly owned subsidiaries located in the Republic of Mauritius (the “Subsidiaries”). These Underlying Funds and the Subsidiaries rely on the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”) for relief from certain Indian taxes. The DTAA has been renegotiated and as such, treaty relief is reduced or not available on investments in securities made on or after April 1, 2017, which may result in higher taxes and/or lower returns for the Fund. After April 1, 2017, an Underlying Fund may continue to invest in a Subsidiary until an alternative method for investing in the securities of Indian issuers is selected. Further, Mauritius has not notified its tax treaty with India as a Covered Tax Agreement (“CTA”) for purposes of the Multilateral Instrument to Implement Tax Treaty Related Measures to Prevent BEPS (the “MLI”). Therefore the MLI will not apply to the DTAA. India and Mauritius may again renegotiate the DTAA, which could impact the returns received by the Fund on its investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund's or an Underlying Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price the Fund  or an Underlying Fund could receive upon the sale of a security or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset and from the value used by its underlying index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's or an Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or an Underlying Fund's shares. Authorized Participants who purchase or redeem shares of the Fund or an Underlying Fund on days when the Fund or an Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or an Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or an Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns1 (Years Ended December 31)

1
The Fund’s year-to-date return as of September 30, 2022 was -20.79%.
The best calendar quarter return during the periods shown above was 12.39% in the 2nd quarter of 2020; the worst was -13.31% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2021)

	One Year	Five Years	Ten Years
(Inception Date: 11/4/2008)
Return Before Taxes	11.14%	9.99%	8.82%
Return After Taxes on Distributions[2]	10.60%	9.13%	8.07%
Return After Taxes on Distributions and Sale of Fund Shares[2]	6.80%	7.62%	6.92%
S&P Target Risk Growth Index (Index returns do not reflect deductions for fees, expenses, or taxes)	11.37%	10.19%	8.96%

2
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Savage and Mr. Whitehead have been Portfolio Managers of the Fund since 2012, 2008 and 2022, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

iShares Core Aggressive Allocation ETF
Ticker: AOAStock Exchange: NYSE Arca
Investment Objective
The iShares Core Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of the Trust and iShares, Inc. through November 30, 2026. The contractual waiver may be terminated prior to November 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.15%	None	0.00%	0.05%	0.20%	(0.05)%	0.15%

1
The expense information in the table has been restated to reflect current fees.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$91	$233
Portfolio Turnover. The Fund and the iShares funds in which the Fund invests (each, an “Underlying Fund” and collectively, the “Underlying Funds”), may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and may cause the Fund or Underlying Funds to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund's performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in Underlying Funds that themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in distinct asset classes, such as large- or mid-capitalization U.S. or non-U.S. equity, the aggregate bond market

(including USD-denominated bonds) or the U.S. Treasury bond market; each such asset class has its own risk profile.
The S&P Target Risk Aggressive Index (the “Underlying Index”) is composed of a portfolio of equity and fixed-income Underlying Funds and measures the performance of the S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”) proprietary allocation model that is intended to represent an “aggressive” target risk allocation strategy as defined by SPDJI. The Underlying Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. The Underlying Index may include small allocations in fixed income to enhance portfolio efficiency. SPDJI’s estimation of an aggressive target risk allocation may differ from your own.
The Fund is designed for investors seeking long-term capital appreciation. As of July 31, 2022, the Underlying Index included a fixed allocation of 80% of its assets in Underlying Funds that invest primarily in equity securities and 20% of its assets in Underlying Funds that invest primarily in bonds. As of July 31, 2022, the Fund invested approximately 78.89% of its assets in Underlying Funds that invest primarily in equity securities, 20.79% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.
As of July 31, 2022, the Fund invested in the iShares Core International Aggregate Bond ETF, iShares Core MSCI Emerging Markets ETF, iShares Core MSCI International Developed Markets ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core Total USD Bond Market ETF and money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”). BFA may add, eliminate or replace any or all Underlying Funds at any time. As of July 31, 2022, a significant portion of the Underlying Index is represented by companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield)
and liquidity measures similar to those of an applicable underlying index. The Fund and an Underlying Fund may or may not hold all of the securities in the applicable Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Funds), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Affiliated Fund Risk. In managing the Fund, BFA has the ability to select Underlying Funds and substitute Underlying Funds with other exchange-traded funds (“ETFs”) that it believes will achieve the Fund’s objective. BFA may be subject to potential conflicts of interest in selecting Underlying Funds and substituting Underlying Funds with other ETFs because the fees paid to BFA by some Underlying Funds and other ETFs managed by BFA may be higher than the fees paid by other Underlying Funds. If an Underlying

Fund or other ETF holds interests in an affiliated fund in excess of a certain amount, the Fund may be prohibited from purchasing shares of that Underlying Fund or other ETF.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Index Provider’s ability to develop a model that accurately assesses the Fund’s asset class allocation and selects the best mix of Underlying Funds and other ETFs. There is a risk that the Index Provider’s evaluations and assumptions regarding asset classes or Underlying Funds, which are utilized as inputs in the model, may be incorrect in view of actual market conditions.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's or an Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk.  Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or an Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or an Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Currency Risk. Because the Fund's and the Underlying Funds' NAVs are determined in U.S. dollars, the Fund's NAV could decline if a currency of a non-U.S. market in which a Fund or an Underlying Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Funds, the Funds' or the Underlying Funds' adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund  or an Underlying Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Certain Underlying Funds invest in common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s or an Underlying Fund's investments.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors,

including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund or an Underlying Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cyberattacks and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact an Underlying Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or an Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or an Underlying Fund's investments in, or which are exposed to, the affected region.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”) or below “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund or an Underlying Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund or an Underlying Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund or an Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund or an Underlying Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Investment in Underlying Funds Risk. The Fund invests substantially all of its assets in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.
As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the total annual fund operating expenses of any Underlying Fund change, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund or the Underlying Funds will not fully replicate their respective indexes, they are subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund and the Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund, the Underlying Funds and their investments and could result in increased premiums or discounts to the Fund’s or Underlying Fund's NAV.
Market Trading Risk. The Fund and the Underlying Funds face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index's allocation model will achieve its intended results or maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund or the Underlying Funds trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s or an Underlying Fund's shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s or an Underlying Fund's quote from the closed foreign market). The impact of a closed foreign market on the Fund or an Underlying Fund is likely to be greater where a large portion of the Fund’s or an Underlying Fund's underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s or an Underlying Fund's NAV that may be greater than those experienced by other ETFs.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund or an Underlying Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Operational Risk. The Fund and the Underlying Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Funds and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund and the Underlying Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Reinvestment Risk. The Fund  or an Underlying Fund may invest a portion of its assets in short-term fixed-income instruments and, as a result, may be adversely affected if interest rates fall because they may have to invest in lower-yielding bonds as bonds mature.
Reliance on Trading Partners Risk. The Fund and certain Underlying Funds invest in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.

Risk of Investing in Developed Countries. The Fund’s and the Underlying Fund's investment in developed country issuers may subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s or an Underlying Fund's investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s or an Underlying Fund's ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund  or an Underlying Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund  or an Underlying Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund or an Underlying Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s or Underlying Fund's investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Saudi Arabia Broker Risk.  There are a number of different ways of conducting transactions in equity securities in the Saudi Arabian market.  The Fund (or an Underlying Fund) generally expects to conduct its transactions in a manner in which the Fund would not be limited by Saudi Arabian regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund (or an Underlying Fund), which may have an adverse impact on the prices, quantity or timing of Fund (or an Underlying Fund) transactions.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Funds has exposure.
Securities Lending Risk. The Fund  or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Funds may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Funds could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.
Tax Risk. Because the Fund is expected to invest in the Underlying Funds, the Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund.

Tracking Error Risk. The Fund and the Underlying Funds may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's or an Underlying Fund's valuation of a security at the time of calculation of the Fund's or Underlying Fund's NAV, respectively), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s or an Underlying Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund or an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund or an Underlying Fund incurs fees and expenses, while the Underlying Index does not. The Underlying Funds are also subject to tracking error risk in seeking to track their own performance of the applicable underlying indexes.
Treaty/Tax Risk. Certain of the Underlying Funds invest all of their assets that are invested in India in wholly owned subsidiaries located in the Republic of Mauritius (the “Subsidiaries”). These Underlying Funds and the Subsidiaries rely on the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”) for relief from certain Indian taxes. The DTAA has been renegotiated and as such, treaty relief is reduced or not available on investments in securities made on or after April 1, 2017, which may result in higher taxes and/or lower returns for the Fund. After April 1, 2017, an Underlying Fund may continue to invest in a Subsidiary until an alternative method for investing in the securities of Indian issuers is selected. Further, Mauritius has not notified its tax treaty with India as a Covered Tax Agreement (“CTA”) for purposes of the Multilateral Instrument to Implement Tax Treaty Related Measures to Prevent BEPS (the “MLI”). Therefore the MLI will not apply to the DTAA. India and Mauritius may again renegotiate the DTAA, which could impact the returns received by the Fund on its investments.
Valuation Risk. The price the Fund  or an Underlying Fund could receive upon the sale of a security or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset and from the value used by its underlying index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's or an Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or an Underlying Fund's shares. Authorized Participants who purchase or redeem shares of the Fund or an Underlying Fund on days when the Fund or an Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or an Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or an Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns1 (Years Ended December 31)

1
The Fund’s year-to-date return as of September 30, 2022 was -23.01%.
The best calendar quarter return during the periods shown above was 15.55% in the 2nd quarter of 2020; the worst was -17.89% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2021)

	One Year	Five Years	Ten Years
(Inception Date: 11/4/2008)
Return Before Taxes	15.43%	12.06%	10.90%
Return After Taxes on Distributions[2]	14.92%	11.25%	10.20%
Return After Taxes on Distributions and Sale of Fund Shares[2]	9.41%	9.39%	8.79%
S&P Target Risk Aggressive Index (Index returns do not reflect deductions for fees, expenses, or taxes)	15.62%	12.24%	11.04%

2
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Savage and Mr. Whitehead have been Portfolio Managers of the Fund since 2012, 2008 and 2022, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Funds
This Prospectus contains important information about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.iShares.com.
BFA is the investment adviser to the Funds. Shares of each Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of a Fund may be different from the Fund’s most recent NAV. Each Fund has its own CUSIP number and exchange trading symbol.
ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of a Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while each Fund is an actual investment portfolio. The performance of each Fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between each Fund’s portfolio and its Underlying Index resulting from the Funds' use of representative sampling or from legal restrictions (such as diversification requirements) that apply to each Fund but not to its Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to a Fund's Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of a Fund's Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, a Fund's Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the performance (return) of each Fund's portfolio from that of its Underlying Index. Because each Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
Each Fund's investment objective and its Underlying Index may be changed without shareholder approval.
Investment Objectives of the Funds
Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of an S&P Target Risk Index (each, an “Underlying Index” and collectively, the “Underlying Indexes”). Each Underlying Index is comprised entirely of securities of iShares funds (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. Each Fund is an ETF fund of funds and seeks its investment objective by investing primarily in Underlying Funds that are iShares funds.

Note: The above chart is for illustrative purposes and is intended to represent the approximate allocation percentages of the Funds as of July 31, 2022, which are subject to change.
A Further Discussion of Principal Risks
Each Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Each Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Funds. You could lose all or part of your investment in the Funds, and the Funds could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. Each Fund discloses its portfolio holdings daily at www.iShares.com.
Affiliated Fund Risk. In managing the Funds, BFA has the ability to select Underlying Funds and substitute Underlying Funds with other ETFs that it believes will achieve each Fund’s objective. BFA may be subject to potential conflicts of interest in selecting Underlying Funds and substituting Underlying Funds with other ETFs because the fees paid to BFA by some Underlying Funds and other ETFs managed by BFA may be higher than the fees paid by other Underlying Funds. If an Underlying Fund or other ETF holds interests in an affiliated fund, the Funds may be prohibited from purchasing shares of that Underlying Fund or other ETF.
Allocation Risk. Each Fund’s ability to achieve its investment objective depends upon the Index Provider’s ability to develop a model that accurately assesses each Fund’s asset class allocation and selects the best mix of Underlying Funds and other ETFs. There is a risk that the Index Provider’s evaluations and assumptions regarding asset classes or Underlying Funds, which are utilized as inputs in the model, may be incorrect in view of actual market conditions. Each Fund’s Underlying Index may overweight certain asset classes relative to market capitalization-weighted benchmarks. Each Fund will underperform such benchmarks when asset classes that are overweighted in each Fund’s Underlying Index underperform other asset classes.
Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund or an Underlying Fund invests. In particular, China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S. or with China, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of a Fund's or an Underlying Fund's investments.
Asset Class Risk. The securities and other assets in the Underlying Indexes or in a Fund’s or an Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause a Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. Each Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Calculation Methodology Risk. The Underlying Indexes rely on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Funds nor BFA can offer assurances that the Underlying Indexes' calculation methodology or sources of information will provide an accurate assessment of included issuers.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by a Fund and an Underlying Fund may “call” or repay the security before its stated maturity, and a Fund and an Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in a Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. Each Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that a Fund's or an Underlying Fund's investments are concentrated in the securities and/or other assets a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class. Each Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that a Fund’s or an Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing such Fund’s or an Underlying Fund's income level or share price, which may adversely affect the value of each Fund or an Underlying Fund.
Currency Risk. Because the Funds' and the Underlying Funds' NAVs are determined on the basis of the U.S. dollar, investors may lose money if a currency of a non-U.S. market in which a Fund or an Underlying Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency, even if such currency value of the Fund's holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, a Fund’s NAV may change quickly and without warning.
Cybersecurity Risk. Each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers.  Similar types of cybersecurity risks are also present for issuers of securities in which each Fund or the Underlying Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s or an Underlying Fund's investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Funds' or an Underlying Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which each Fund or the Underlying Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with a Fund’s or an Underlying Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of each Fund or each Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of each Fund or Underlying Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by each Fund or Underlying Fund in order to resolve or prevent cyber incidents in the future. While each Fund and the Underlying Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by service providers to each Fund, issuers in which each Fund invests, the Index Provider, market makers or Authorized Participants. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. Each Fund and Underlying Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s or an Underlying Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.
Equity Securities Risk. Certain Underlying Funds invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Certain Underlying Funds invest in common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the EU requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. The U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Funds face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which the Fund or an Underlying Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in a Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in a Fund’s or an Underlying Fund's income and potentially in the value of a Fund’s or an Underlying Fund's investments.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Funds or an Underlying Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. Cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact a Fund.
Geographic Risk. Some of the companies in which the Underlying Funds invest are located in parts of the world that have historically been prone to natural disasters such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of a Fund.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
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High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
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Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
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Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Fund or an Underlying Fund before it matures. If the issuer redeems high yield securities held by a Fund or the Underlying Fund, a Fund or an Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of a Fund's  or an Underlying Fund's securities than is the case with securities trading in a more liquid market.
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A Fund or an Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Income Risk. A Fund’s income may decline when interest rates fall.  This decline can occur because a Fund or an Underlying Fund may subsequently invest in lower-yielding bonds as bonds in a Fund's portfolio mature or are called, bonds in the Underlying Index are substituted, or a Fund or an Underlying Fund otherwise needs to purchase additional bonds.  The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Funds seek to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Indexes, as published by their respective index providers. There is no assurance that the index providers or any agents that act on their behalf will compile the Underlying Indexes accurately, or that the Underlying Indexes will be determined, composed or calculated accurately. While the index providers do provide descriptions of what the Underlying Indexes are designed to achieve, neither the index providers nor their agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Indexes or their related data, and they do not guarantee that the Underlying Indexes will be in line with the index providers’ described index methodology. BFA’s mandate as described in this Prospectus is to manage the Funds consistently with the Underlying Indexes provided by the index providers to BFA. BFA does not provide any warranty or guarantee against the index providers’ or agents’ errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Indexes may occur from time to time and may not be identified by the index providers and corrected for a period of time or at all, particularly where the indexes are less commonly used as benchmarks. Therefore, gains, losses or costs associated with index provider errors will generally be borne by the Funds and their shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, the Funds tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Funds and their shareholders. Shareholders should understand that any gains from index provider errors will be kept by the Funds and their shareholders and any losses resulting from index provider errors will be borne by the Funds and their shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Indexes. This could cause the Underlying Indexes to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Indexes that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Indexes to vary from those expected under normal conditions. Apart from scheduled rebalances, the index providers may carry out additional ad hoc rebalances to the Underlying Indexes due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to attempt to correlate it to its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Funds and their shareholders. Unscheduled rebalances to the Underlying Indexes may also expose the Funds to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Indexes. Therefore, errors and additional ad hoc rebalances carried out by the index providers to the Underlying Indexes may increase the costs and market exposure risk of the Funds.
Similar risks exist for the Underlying Funds in tracking their benchmarks, which may result in the Funds' performance deviating from the return of the Underlying Index.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.
An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact a Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Funds or an Underlying Fund invests will have an impact on the Funds or an Underlying Fund and their investments and will impact the Fund’s or an Underlying Fund's ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect a Fund’s or an Underlying Fund's investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect a Fund and its investments and could result in increased premiums or discounts to the Funds' NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. If interest rates rise, the value of fixed-income securities or other instruments held by the Funds or an Underlying Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than if the bond had a one year duration. To the extent the Funds or an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Funds' or an Underlying Fund's investments to decline significantly, which may adversely affect the value of each Fund or an Underlying Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Funds or an Underlying Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment in recent years was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from a Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Funds or an Underlying Fund may have a very low or even negative yield. A low or negative yield would cause the Funds or an Underlying Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets are uncertain, and such changes in monetary policy may adversely affect the value of a Fund’s investments.
Investment in Underlying Funds Risk. Each Fund invests substantially all of its assets in the Underlying Funds, so each Fund’s investment performance is directly related to the performance of the Underlying Funds. Each Fund may also invest in other funds, including money market funds. Each Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which each Fund invests based on their market valuations. An investment in a Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, in addition to the expenses of a Fund, a Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds, although some of such fees will be offset by the fee waiver by BFA.
One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in a Fund may receive taxable gains from portfolio transactions by the Underlying Funds, as well as taxable gains from transactions in shares of the Underlying Funds held by the Fund.
As the Underlying Funds, or a Fund's allocations among the Underlying Funds, change from time to time, or to the extent that the total annual fund operating expenses of the Underlying Funds change, the weighted average operating expenses borne by a Fund may increase or decrease.
Issuer Risk. The performance of a Fund depends on the performance of individual securities to which a Fund or an Underlying Fund has exposure. A Fund may be adversely affected if an issuer of underlying securities held by the Fund or an Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. Because BFA uses a representative sampling indexing strategy, each Fund will not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, a Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. Each Fund and the Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers,  exchange or exchanges, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds, the Underlying Funds and their investments and could result in increased premiums or discounts to a Fund’s or Underlying Fund's NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
The countries in which a Fund invests may be subject to considerable degrees of economic, political and social instability.
Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which a Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Economic Risk. Some countries in which a Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Expropriation Risk. Investments in certain countries in which a Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Large Government Debt Risk. Chronic structural public sector deficits in some countries in which a Fund may invest may adversely impact securities held by a Fund.
Market Trading Risk.
Absence of Active Market. Although shares of the Funds and the Underlying Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Funds' shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Funds' primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that a Fund’s shares will continue to trade on any such stock exchange or in any market or that a Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds' shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of a Fund or an Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Funds do not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Funds or the Underlying Funds accept purchase and redemption orders. If a Fund purchases shares of an Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to their NAV or sells Underlying Fund shares when their market price is at a discount to their NAV, the Fund may incur losses.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of each Fund or an Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on a Fund or an Underlying Fund may lead to increased trading volume and volatility in the secondary market for the shares of a Fund or an Underlying Fund.
Shares of each Fund and the Underlying Funds May Trade at Prices Other Than NAV. Shares of a Fund and an Underlying Fund each trade on stock exchanges at prices at, above or below the Fund’s and the Underlying Fund's most recent respective NAV. The NAV of each Fund and each Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of such Fund’s or an

Underlying Fund's holdings. The trading price of each of the Funds' and Underlying Funds' shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUNDS' SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of a Fund or the Underlying Funds, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that a Fund’s or an Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or an Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with their respective NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of a Fund or an Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to a Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of a Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the share price of an Underlying Fund that invests mostly in mid-capitalization companies may increase or decrease by a greater percentage than those of funds that invest solely in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be less liquid, making it difficult for a Fund or an Underlying Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Model Risk. Neither the Funds nor BFA can offer any assurance that the allocation model used to calculate the Underlying Indexes will achieve its intended results or maximize returns or minimize risks, nor can the Funds or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by a Fund or an Underlying Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s or an Underlying Fund's shares trade is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s or an Underlying Fund's quote from the closed foreign market). The impact of a closed foreign market on the Fund or an Underlying Fund is likely to be greater where a large portion of the Fund’s or an Underlying Fund's underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to a Fund’s or an Underlying Fund's NAV that may be greater than those experienced by other ETFs.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund or an Underlying Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation, nationalization and market fluctuations caused by economic and political developments. The Underlying Funds that invest in non-U.S. securities may be subject to increased risk of loss caused by any of the factors listed below:
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Government intervention in issuers' operations or structure;
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A lack of market liquidity and market efficiency;
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Greater securities price volatility;
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Exchange rate fluctuations and exchange controls;
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Less availability of public information about issuers;
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Limitations on foreign ownership of securities;
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Imposition of withholding or other taxes;
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Imposition of restrictions on the expatriation of the funds or other assets of an Underlying Fund;
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Higher transaction and custody costs and delays in settlement procedures;
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Difficulties in enforcing contractual obligations;
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Lower levels of regulation of the securities markets;
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Weaker accounting, disclosure and reporting requirements and the risk of being delisted from U.S. exchanges; and
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Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Underlying Funds may invest may differ from or may not be as extensive or protective as those that apply in the U.S.
Withholding Tax Reclaims Risk. The Funds or an Underlying Fund may file claims to recover withholding tax on dividend and interest income (if any) received from issuers in certain countries where such withholding tax reclaim is possible. Whether or when the Funds or an Underlying Fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries. Where the Funds or an Underlying Fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of the Funds or an Underlying Fund generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in the Fund’s or an Underlying Fund's NAV for such refunds may need to be written down partially or in full, which will adversely affect that Fund’s or an Underlying Fund's NAV. Investors in the Funds or an Underlying Fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period.  Conversely, if a Fund or an Underlying Fund receives a tax refund that has not been previously accrued, investors in the Funds or an Underlying Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV or an Underlying Fund's increase.
Operational Risk. The Funds and the Underlying Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds' or an Underlying Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Funds, the Underlying Funds and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Funds and the Underlying Funds are not actively managed and may be affected by a general decline in market segments related to their Underlying Indexes. Each Fund and each Underlying Fund invest in securities included in, or representative of, their respective underlying index, regardless of their investment merits. BFA generally does not attempt to invest the Funds' or the Underlying Funds' assets in defensive positions under any market conditions, including declining markets.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause a Fund or an Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in a Fund’s or an Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Reinvestment Risk. A Fund or an Underlying Fund may invest a portion of its assets in short-term fixed-income instruments and as a result, may be adversely affected when interest rates fall because they may have to invest in lower yielding bonds as bonds mature. This may cause a Fund's or an Underlying Fund's income to decline, which may adversely affect the value of the Fund. This risk is typically greater with respect to short-term bond funds and lower for long-term bond funds.
Reliance on Trading Partners Risk. The economies of many countries or regions in which certain of the Underlying Funds invest are highly dependent on trading with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Underlying Funds invest and have a material adverse effect on the Underlying Funds' performance.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund or an Underlying Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund or an Underlying Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of an Underlying Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to an Underlying Fund;
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The risk that an Underlying Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that an Underlying Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which an Underlying Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Funds  or Underlying Funds invest. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund or Underlying Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of an Underlying Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for an Underlying Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, an Underlying Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase an Underlying Fund's transaction costs. An Underlying Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities.  These retaliatory measures include the immediate freeze of Russian assets held by an Underlying Fund. Due to the freeze of any Underlying Fund assets, including depositary receipts, an Underlying Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Underlying Fund assets during this time may also result in an Underlying Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of an Underlying Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.

These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in certain of the Underlying Indexes of the Underlying Funds. The Underlying Fund’s Index Providers have removed Russian securities where present in an Underlying Index of an Underlying Fund. To the extent that an Underlying Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of its Underlying Index, this may result in transaction costs and increased tracking error. The Underlying Funds are currently restricted from trading in Russian securities, including those in their portfolios, while an Underlying Fund's Underlying Index has removed Russian securities. For Underlying Funds with Russian securities, this disparity will also lead to increased tracking error. The inability of the Underlying Fund to trade in Russian securities may adversely affect the Underlying Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Underlying Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in an Underlying Fund's Underlying Index, the Underlying Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Underlying Fund’s tracking error risk. If the affected securities constitute a significant percentage of an Underlying Fund's Underlying Index, the Underlying Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Underlying Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as a Fund and Underlying Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on a Fund’s or an Underlying Fund's ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent a Fund and Underlying Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and a Fund (or an Underlying Fund), as well as the value of securities in a Fund’s or Underlying Fund's portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of a Fund’s or Underlying Fund's investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in a Fund’s or Underlying Fund's portfolio.
Saudi Arabia Broker Risk.  There are a number of different ways of conducting transactions in equity securities in the Saudi Arabian market.  A Fund (or an Underlying Fund) generally expects to conduct its transactions in a manner in which a Fund (or an Underlying Fund) would not be limited by Saudi Arabian regulations to a single broker. However, there may be a limited number of brokers who can provide services to a Fund, which may have an adverse impact on the prices, quantity or timing of Fund transactions.  The limited number of brokers may impact a Fund’s or an Underlying Fund’s ability to achieve best execution on securities transactions.  In addition, the limited number of brokers available to a Fund (or an Underlying Fund) may make a Fund (or an Underlying Fund) more susceptible to credit loss or trading disruptions in the event of a default or business disruption by one or more of the available brokers.  Should a Fund’s or an Underlying Fund’s ability to use one or more brokers be affected for any reason, this could disrupt the operations of a Fund and affect the ability of a Fund to track its Underlying Index and/or cause a Fund’s shares to trade at a premium or discount to NAV.  A Fund may also incur losses due to the acts or omissions of its brokers in the execution or settlement of any transaction or in the transfer of any funds or securities.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which a Fund or an Underlying Fund invests.
Securities Lending Risk. The Funds or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Funds or an Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund or an Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund or an Underlying Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the securities lending agent for the Funds and the Underlying Funds, will take into account the tax impact to shareholders of substitute payments for dividends when managing the securities lending program for the Funds and the Underlying Funds.
Tax Risk. Because the Funds are expected to invest in the Underlying Funds, a Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by a Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund.
Tracking Error Risk. A Fund or each of its Underlying Funds may be subject to “tracking error,” which is the divergence of a fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in a fund’s portfolio and those included in a Fund's Underlying Index or an Underlying Fund's underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's or an Underlying Fund's valuation of a security at the time of calculation of the Fund's or Underlying Fund's NAV, respectively), transaction costs incurred by a Fund or its Underlying Funds, a Fund’s or its Underlying Funds' holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s or an Underlying Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or an Underlying Fund's underlying index or the costs to a Fund or an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a fund incurs fees and expenses, while such a Fund's underlying index does not.
Treaty/Tax Risk. Certain of the Underlying Funds operate, in part, through the Mauritius subsidiaries, which in turn invest in securities of Indian issuers.
An investor is required to submit the tax residency certificate as issued in the country of residence and provide other documents and information as prescribed by the Government of India to claim benefits under the DTAA.
The revised DTAA provides that capital gains that arise from alienation of shares of an Indian company acquired by a Mauritian tax resident, on or after April 1, 2017, would be taxable in India. However, the DTAA also provides for grandfathering of investments in shares made before April 1, 2017. The application of such provisions of the DTAA could result in the imposition of withholding and capital gains taxes and/or other taxes on the Mauritius subsidiaries by tax authorities in India. This could significantly reduce the return to an Underlying Fund on its investments in shares and the return received by an Underlying Fund’s shareholders. The Indian government has notified MLI, which would apply and modify tax treaties which have been notified by both the countries, being parties to the tax treaty, as a CTA. However, Mauritius has not notified its tax treaty with India as a CTA; therefore the MLI will not apply to the DTAA. India and Mauritius may again renegotiate the DTAA, which could impact the returns received by the Fund on its investments and returns received by the shareholders of the Fund.
Criteria for Residence of Companies in India.

A foreign company will be considered a resident in India if its place of effective management (“POEM”) (defined as a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are in substance made) is in India in the relevant financial year. This test is to be applied taking the relevant financial year as a whole into consideration. The Central Board of Direct Taxes (“CBDT”) has clarified that the provisions in relation to POEM shall not apply to a company having turnover of Indian rupee (“INR”) 500 million or less in a year.
Indirect Transfers.
The (Indian) Income Tax Act, 1961 (“IT Act”) imposes Indian tax and withholding obligations with respect to the transfer of shares and interest in an overseas company that derives its value substantially from assets situated in India (“indirect transfers”).
It has been clarified that the share or interest of the foreign entity shall be deemed to derive its value substantially from the assets located in India, if the value of such Indian assets exceeds INR 100 million, and represents at least 50% of the value of all the assets owned by the foreign entity. The value of an asset shall be the fair market value as of the specified date, of such an asset without reduction of liabilities. The fair market value will be determined in accordance with Rule 11UB of the Income Tax Rule, 1962 (“IT Rules”). In case all the assets of the foreign entity are not located in India, only such part of the income as is reasonably attributable to the Indian assets shall be subject to capital gains tax in India.
Further, it provides an exemption from indirect transfer provisions to the small shareholders of such foreign entity in the following cases:
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With respect to a foreign entity that holds the Indian assets directly, if the transferor of share or interest in such a foreign entity (along with its associated enterprises), at any time in the twelve months preceding the year of transfer neither holds the right of control or management in the foreign entity, nor holds voting power or share capital or interest exceeding 5% of the total voting power or total share capital or total interest in such foreign entity.
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With respect to a foreign entity that holds the Indian assets indirectly, if the transferor of share or interest in such foreign entity (along with its associated enterprises), at any time in the twelve months preceding the year of transfer does not hold the right of control or management in relation to the foreign entity, which would entitle them to the right of control or management in the foreign entity which directly holds the Indian assets; or does not hold voting power or share capital or interest exceeding 5% of the total voting power or total share capital or total interest in the foreign entity, which results in holding the same share capital or voting power in the entity which directly holds the Indian assets.
If the gains arising from transfer of shares or interests in a foreign entity are taxable in India in accordance with the aforementioned provisions of indirect transfer, the purchaser of the securities will be required to withhold applicable Indian taxes.
Gains realized when a non-resident acquires shares of a foreign company from another non-resident and the foreign company derives “substantial value” from Indian assets, (meaning that the value of Indian assets (i) exceeds INR 100 million, and (ii) represents at least 50% of the value the company’s assets), such gains are taxable in India and subject to withholding, to the extent that they are reasonably attributable to the Indian assets.
Because certain of the Underlying Funds invest in Indian securities through the Subsidiary, the Subsidiary or the Underlying Fund may be considered to derive “substantial value” from Indian assets, and accordingly, shareholder redemptions of Underlying Fund/Subsidiary shares and sales of Underlying Fund shares may have been subject to Indian tax and withholding obligations. However, non-resident investors, investing directly or indirectly in Category I Foreign Portfolio Investors (“FPI”), registered under SEBI (Foreign Portfolio Investors) Regulations, 2019 (“2019 Regulations”), are exempt from the applicability of indirect transfer taxation under the IT Act. The Subsidiary has been registered as a Category I FPI under the 2019 Regulations. Therefore, any redemptions or transfers by the Underlying Fund or by shareholders in the Underlying Fund should not be subject to Indian indirect transfer tax.
General Anti-Avoidance Rules.
The current legislation provides for the general anti-avoidance rules (“GAAR”) to curb aggressive tax planning with the use of sophisticated structures. GAAR became applicable with effect from April 1, 2017. CBDT Circular No. 7 of 2017 has clarified that where a FPI (such as the Subsidiary) is located in a particular jurisdiction based on non-tax commercial reasons and the main purpose of the choice of location/residence of the FPI is not to obtain a treaty benefit, the GAAR provisions will not be resorted to by the tax authorities.
As per the provisions of GAAR, an arrangement entered into by a taxpayer may be declared to be an impermissible avoidance arrangement, if the “main purpose” of the arrangement is to obtain a “tax benefit” and the arrangement:
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creates rights, or obligations, which are not ordinarily created between persons dealing at arm's length;
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results, directly or indirectly, in the misuse, or abuse, of the provisions of IT Act;

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lacks commercial substance; or
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is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.
Once an arrangement is declared to be an impermissible avoidance arrangement, wide powers have been granted to tax authorities to deny tax treaty benefits, disregard or re-characterize transactions, re-characterize equity into debt and vice versa.
As per the provisions of the IT Rules, GAAR shall not apply in the following circumstances:
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any arrangement where the aggregate tax benefit to all the parties of the arrangement in the relevant financial year does not exceed INR 30 million;
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foreign institutional investors (“FIIs”) that choose not to take any benefit under any tax treaty entered with India and have invested in listed or unlisted securities with prior permission of the competent authority in accordance with the applicable regulations;
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non-resident investor in an FII who has invested in an FII, directly or indirectly, by way of an offshore derivative instrument or otherwise; or
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any income derived from the transfer of shares or interests made prior to April 1, 2017.
GAAR may, irrespective of existing treaty provisions, lead to the imposition of tax liabilities and withholding obligations, and may lead a Fund to modify the structure.
Indian Minimum Alternative Tax.
The IT Act provides that Minimum Alternate Tax is not applicable on a foreign company where the foreign company is a resident of a country with which India has signed a DTAA and the foreign company does not have a permanent establishment in India in accordance with such DTAA.
Recent amendments to the DTAA and GAAR could change the manner in which the Mauritius subsidiaries are currently taxed in India and could adversely impact the returns to an Underlying Fund/Mauritius subsidiaries and its shareholders. The applicable Underlying Fund will continue to monitor developments in India with respect to these matters. Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment in an Underlying Fund.
U.S. Economic Risk. The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which an Underlying Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on the economic conditions of such countries and, as a result, securities to which an Underlying Fund has exposure.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a Fund's or an Underlying Fund's U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of a Fund’s or an Underlying Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price a Fund or an Underlying Fund could receive upon the sale of a security or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset and from the value used by its underlying index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when a Fund or an Underlying Fund does not price its shares, the value of the securities or other assets in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when the shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating a Fund's or an Underlying Fund's NAV, the value of assets denominated in non-U.S. currencies is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate a Fund's or an Underlying Fund's NAV and the prices used by its underlying index, which, in turn, could result in a difference between the Fund's or the Underlying Fund's performance and the performance of its underlying index. Authorized Participants who purchase or redeem shares of a Fund or an Underlying Fund on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

A Further Discussion of Other Risks
Each Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Funds from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Funds.
Commodity Risk. The energy, materials, and agriculture sectors account for a large portion of the exports of certain countries in which an Underlying Fund invests. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country's economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, war, catastrophic events, changes in interest rates and monetary and other governmental policies, action and inaction, including price changes due to trade relations. Securities of companies held by an Underlying Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Currency Hedging Risk. When a derivative is used as a hedge against a position that certain Underlying Funds hold, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset, and there can be no assurance that certain Underlying Funds’ hedging transactions will be effective. Currency hedging activity exposes certain Underlying Funds to credit risk due to counterparty exposure, which risk will be higher to the extent that certain Underlying Funds trade with a single counterparty or small number of counterparties. In seeking to track the performance of the underlying indexes, certain Underlying Funds will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in their portfolios(held directly or indirectly through their investments in certain underlying funds) by investing in foreign currency forward contracts, which may include both physically-settled forward contracts and non-deliverable forward (“NDF”) contracts. NDFs may be less liquid than deliverable forward currency contracts and require a Fund to post variation margin to the counterparty, which can increase costs for a Fund. A lack of liquidity in NDFs of the hedged currency could result in certain Underlying Funds being unable to structure their hedging transactions as intended. In addition, BFA may seek to limit the size of certain Underlying Funds in order to attempt to reduce the likelihood of a situation where certain Underlying Funds are unable to obtain sufficient liquidity in an underlying currency hedge to implement their investment objectives.
There is no assurance that certain Underlying Funds’ hedging strategies will be effective in hedging fluctuations in the value of these currencies against the U.S. dollar. The effectiveness of certain Underlying Funds’ currency hedging strategies will in general be affected by the volatility of both the underlying indexes and the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility will generally reduce the effectiveness of certain Underlying Funds’ currency hedging strategies. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of certain Underlying Funds’ currency hedging strategies may also be affected by interest rates, which may differ among the affected countries. Significant differences between U.S. dollar interest rates and some or all of the applicable foreign currency interest rates may impact the effectiveness of certain Underlying Funds’ currency hedging strategies. In addition, the currency hedging carried out by certain Underlying Funds may result in lower returns than those generated through direct investments in the securities comprising the underlying indexes when the local currency appreciates against the U.S. dollar.
Foreign currency forward contracts, including NDFs, do not eliminate movements in the value of non-U.S. currencies and securities but rather allow certain Underlying Funds to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which certain Underlying Funds invest. In addition, in order to minimize transaction costs, or for other reasons, certain Underlying Funds’ exposure to the component currencies may not be fully hedged at all times or the hedge may not be effective due to counterparty failures or otherwise. At certain times, certain Underlying Funds may use an optimized hedging strategy and will hedge a smaller number of component currencies to reduce hedging costs. Governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices. From time to time, governments may adopt policies designed to directly influence foreign exchange rates with respect to their currency. As a result, certain Underlying Funds may not be able to structure their hedging transactions as anticipated or their hedging transactions may not successfully reduce the currency risk included in certain Underlying Funds’ portfolios in a way that tracks their respective underlying indexes. To the extent certain Underlying Funds enter into over-the-counter derivative transactions or other instruments to pursue their currency hedging strategies, certain Underlying Funds will be subject to counterparty risk as well as market or liquidity risk with respect to these transactions. In addition, certain Underlying Funds’ currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause certain Underlying Funds’ returns to deviate from the underlying indexes.
Investors, such as certain Underlying Funds, seeking to trade in foreign currencies may have limited access to certain currency markets due to a variety of factors, including government regulations, adverse tax treatment, exchange controls, currency convertibility issues and lack of market liquidity. These limitations and restrictions may impact the availability, liquidity and pricing of the financial instruments that are necessary for certain Underlying Funds to hedge exposure to the currency markets. If certain Underlying Funds’ ability to enter into contracts to purchase or sell the currency of a non-U.S. market in which certain Underlying Funds invest is impaired, certain Underlying Funds may not be able to achieve their investment objectives. In addition, these foreign currency hedging instruments often involve derivative investments and, therefore, expose certain Underlying Funds to the risks described under “Derivatives Risk.”
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Dividend-Paying Stock Risk. Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by a Fund or an Underlying Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Emerging Markets Exposure Risk. Investments in companies that derive revenues from emerging markets are subject to a greater risk of loss than investments in companies that derive revenues from more developed markets. This is due to, among other things, the potential for greater economic volatility, inflation, political and economic instability and more governmental limitations on foreign investments than typically found in more developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Because a Fund principally invests in companies in developed markets that derive a relatively high proportion of their revenues from emerging markets, and does not invest directly in emerging markets, a Fund may not perform well even during times that emerging markets securities are performing well. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries.
Illiquid Investments Risk. A Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund, and any security or instrument held by a Fund may be deemed an illiquid investment pursuant to a Fund’s liquidity risk management program. To the extent a Fund holds illiquid investments, the illiquid investments may reduce the returns of a Fund because a Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that a Fund invests in securities or instruments with substantial market and/or credit risk, a Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although each Fund primarily seeks to redeem shares of a Fund on an in-kind basis, if a Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, a Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from a Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as a Fund, causing increased supply of a Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if a Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, a Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of a Fund’s holdings. During periods of market volatility, liquidity in the market for a Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by a Fund, which could lead to a Fund’s shares trading at a premium or discount to the Fund's NAV.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
North American Economic Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund or an Underlying Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund or an Underlying Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund or an Underlying Fund.
Privatization Risk. Some countries in which the Underlying Funds have exposure have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Privately Issued Securities Risk. A Fund or an Underlying Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund and an Underlying Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s or an Underlying Fund's NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund or Underlying Fund, and its value may decline as a result.
Risk of Investing in China. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject certain Underlying Funds to risks specific to China. The Chinese economy is subject to a considerable degree of economic, political and social instability.
Political and Social Risk. The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China's growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy.
Government Control and Regulations. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance that these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, trading of securities of Chinese issuers, foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of an Underlying Fund and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the Fund’s investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly available information, and political and social instability. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors are also subject to the risk that Chinese authorities can intervene in their operations and structure, which may negatively affect the value of a Fund's  or an Underlying Fund's investments.
Economic Risk. The Chinese economy has grown rapidly in the recent past, and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as a contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered the performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities in which the Fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions.
Expropriation Risk. The Chinese government maintains a major role in economic policymaking, and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Security Risk.  China has strained international relations with Taiwan, Japan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Heightened tensions or an outbreak of hostilities between China and Taiwan may adversely impact China's economy as well as the global economy and the value of the Funds' or the Underlying Funds' investments. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Relations between China's Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy. Such risks, among others, may adversely affect the value of a Fund’s investments.

Chinese Equity Markets. The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. These share mechanisms are  subject to the political and economic policies in China. The iShares Core MSCI Emerging Markets ETF may also invest in Chinese companies structured as variable interest entities (“VIEs”), which are subject to the investment risks of an associated China-based operating company. Instead of directly owning the equity securities of a Chinese company, a VIE enters into service contracts and other contracts with the Chinese company, which provide the VIE with exposure to the company. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company's performance and the enforceability of the VIE's contractual arrangements with the Chinese company.
Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People's Republic of China (“PRC”) under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal and social framework. Recent protests and unrest have increased tensions even further.  Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund's NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund's NAV.
Limited Information and Legal Remedies. Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Funds or the Underlying Funds invest may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies. The Funds are not actively managed and do not select investments based on investor protection considerations.
Risk of Investing in the China Bond Market. An Underlying Funds invest directly in the China Interbank Bond Market through the northbound trading of Bond Connect. Bond Connect allows investors to trade between the mainland China and Hong Kong markets electronically, which eliminates the need for investor status and quotas that were required under previous access models. Under the prevailing regulations in the PRC, eligible foreign investors such as the Underlying Fund are allowed to invest in the bonds circulated in the China Interbank Bond Market through Bond Connect. The settlement and custody of bonds traded in the China Interbank Bond Market under Bond Connect will be effected through the settlement and custody link between CMU, as an offshore custody agent, and CCDC and SCH, as onshore custodians and clearing institutions in the PRC. All bonds traded by eligible foreign investors through Bond Connect will be registered in the name of CMU, which will hold such bonds as a nominee owner. Therefore, the Underlying Funds will be exposed to custody risks with respect to CMU. In addition, as the relevant filings, registration with the People’s Bank of China, and account opening have to be carried out by third parties, including CMU, CCDC, and SCH, the Funds are subject to the risks of default or errors and omissions on the part of such third parties and may have limited remedies or no legal recourse at all to cure such defaults, errors and omissions.
The precise nature and rights of a Underlying Fund as the beneficial owner of the bonds traded in the China Interbank Bond Market through CMU as nominee are relatively new and untested areas of PRC law. The definition of, and distinction between, legal ownership and beneficial ownership under PRC law differs from that in the U.S. and other developed market jurisdictions, there have been few cases involving a nominee account structure in the PRC courts and, as a result, the rights of beneficial owners are uncertain. The exact nature of the Underlying Fund's remedies and methods of the rights and interests of the Underlying Funds under PRC law are also uncertain.
Market volatility and potential lack of liquidity due to low trading volume of certain bonds in the China Interbank Bond Market may result in prices of certain bonds traded on such market to fluctuate significantly. The Underlying Funds investing in the China Interbank Bond Market are therefore subject to liquidity and volatility risks. The bid-ask spreads of the prices of such securities may be large, and the Underlying Funds may therefore incur significant costs and may suffer losses when selling such investments. The bonds traded in the China Interbank Bond Market may be difficult or impossible to sell on a timely basis or at all, which may impact the Underlying Fund's ability to acquire or dispose of such securities at their expected prices.
Investing in the China Interbank Bond Market through Bond Connect is also subject to regulatory risks. The relevant rules and regulations are subject to change, which may have potential retrospective effect, and there can be no assurance that Bond Connect or certain features or systems thereof will not be materially altered, suspended, discontinued or abolished. Furthermore, the securities regulation regimes and legal systems of the PRC and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant authorities suspend account opening or trading on the China Interbank Bond Market, the Fund's ability to invest in the China Interbank Bond

Market will be adversely affected, limited, or curtailed altogether. In such event, the Fund's ability to achieve its investment objective will be negatively affected and, after exhausting other trading alternatives, the Fund may suffer substantial losses as a result. Further, if Bond Connect is not operating, a Fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the Fund's performance.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function as expected or will continue to be adapted to changes and developments in the market. In the event that a relevant system does not function as expected, trading through Bond Connect may be disrupted. The Fund's ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a Fund invests in the China Interbank Bond Market through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement systems.
Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). This means that a Fund will be exposed to currency risk, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB. The RMB consists of an onshore RMB (“CNY”) and an offshore RMB (“CNH”). The CNY is the official currency of the PRC and is the currency of denomination for all financial transactions between individuals, the state and corporations in the PRC. Hong Kong is the first jurisdiction to allow for the accumulation of RMB deposits in the form of CNH outside the PRC. Since 2010, the CNH market is traded officially and regulated jointly by the Hong Kong Monetary Authority and the PBOC. While CNY and CNH are the same currency, they are traded in different and separate markets. Therefore, CNY and CNH can be subject to different liquidity constraints and market forces, meaning their valuations can vary. The RMB-denominated bonds included in the Underlying Index use CNY as the base currency. As a result, to the extent that a Fund holds RMB-denominated instruments in CNH, it could be subject to tracking error and potential foreign exchange transaction costs associated with converting from CNH to CNY (and vice versa).
Under prevailing tax regulations, a 10% withholding tax is imposed on PRC-sourced dividends and interest from non-government bonds paid to the Funds unless the rate is reduced under an applicable tax treaty. Value Added Tax (“VAT”) is levied on certain income derived by the Funds, including interest income from non-government bonds and trading gains, unless specifically exempted by the PRC tax authorities. VAT exemptions currently apply to debt securities traded in the China Interbank Bond Market. On November 22, 2018, the PRC’s Ministry of Finance and State Administration of Taxation jointly issued Circular 108 providing foreign institutional investors with a temporary exemption from withholding income tax and VAT with respect to interest income derived from non-government bonds in the domestic bond market for the period from November 7, 2018 to November 6, 2021. On November 26, 2021, the PRC's Ministry of Finance and State Administration of Taxation jointly issued Circular 34 to extend the tax exemption period provided in Circular 108 to December 31, 2025. Circular 108 is silent on the PRC tax treatment with respect to non-government bond interest derived prior to November 7, 2018. There is a risk the PRC tax authorities may withdraw the temporary tax exemptions in the future and seek to collect withholding income tax and VAT on interest income from non-government bonds to the Funds without prior notice. If the tax exemptions are withdrawn, any taxes arising from or to the Funds may be directly borne by or indirectly passed on to the Funds, which may result in a substantial impact to its NAV. As with any NAV adjustment, investors may be advantaged or disadvantaged depending on when the investors purchased or sold shares of the Funds. Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to the Fund. BFA will keep the provisioning policy for tax liability under review and may, in its discretion from time to time, make a provision for potential tax liabilities if in its opinion such provision is warranted or as further publicly clarified by the PRC.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, currency devaluations, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.  Certain emerging markets countries have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Funds invest may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Funds are not actively managed and do not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause an Underlying Fund to miss attractive investment opportunities.

Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries.
Risk of Investing in India. India is an emerging market country and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.
Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of an Underlying Fund's investments. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect an Underlying Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of an Underlying Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the U.S., may increase an Underlying Fund's risk of loss.
Further, certain Indian regulatory approvals, including approvals from the SEBI, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before an Underlying Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.
Risk of Investing in Japan. Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Currency Risk. The Japanese yen has fluctuated widely at times, and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Economic Risk. The growth of Japan's economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the value of an Underlying Fund.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect an Underlying Fund’s investments. In addition, China has become an important trading partner with Japan. Japan's political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Security Risk.  Japan's relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

Small-Capitalization Companies Risk. Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the share price of an Underlying Fund that invests mostly in small-capitalization companies may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Underlying Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds or Underlying Funds may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt obligation, including U.S. Treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect an Underlying Fund's or Underlying Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which an Underlying Fund invests have defaulted on their sovereign debt obligations in the past or encountered downgrades of their sovereign debt obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or an Underlying Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including an Underlying Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired.  The capacity of an Underlying Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of an Underlying Fund’s portfolio holdings compared to the performance of such a fund's underlying index. This may increase the risk of an Underlying Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where an Underlying Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level  amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including an Underlying Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, an Underlying Fund or other client accounts to suffer disadvantages or business restrictions.
U.S. Agency Mortgage-Backed Securities Risk. Securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Fannie Mae, Ginnie Mae or Freddie Mac. While securities guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or sponsored entities where it is not obligated to do so. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which an Underlying Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of an Underlying Fund will be adversely affected.
MBS represent interests in “pools” of mortgages and, due to the nature of these loans they represent, are subject to prepayment and extension risk. Prepayment risk is the risk that, during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity. This may cause an Underlying Fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in an Underlying Fund's income or return potential.
MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.
Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn.
Certain Underlying Funds seek to obtain exposure to the fixed-rate portion of U.S. agency mortgage pass-through securities primarily through TBA securities, or TBA transactions. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund, through its investments in such an Underlying Fund, to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Certain Underlying Funds intend to invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. Such Underlying Funds will pay their pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Underlying Fund’s own fees and expenses.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' combined SAI. Each Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding each Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
A Further Discussion of Principal Investment Strategies
Overview
Each Fund allocates and reallocates its assets among the Underlying Funds consistent with the allocation and reallocation of securities in the Underlying Indexes as determined by S&P Dow Jones Indices. In addition to investing in the Underlying Funds, each Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Funds' SAI.
Certain Underlying Funds may invest in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Funds' SAI. The investment model for the Underlying Indexes is intended to set an allocation at a distinct targeted risk level, which each Fund seeks to match.
The Underlying Funds
Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index, which is composed of a portfolio of equity and fixed-income iShares Underlying Funds. A Fund's allocation of assets to the Underlying Funds will generally closely reflect the allocation weights represented in its Underlying Index.
BFA allocates each Fund’s assets among the Underlying Funds in accordance with the Fund’s investment objective and policies. Any remaining assets are generally allocated to the BlackRock Cash Funds. BFA is not required to invest any Fund’s assets in all of the Underlying Funds or in any particular percentage in any given Underlying Fund. The following table lists each Fund's investments and asset allocation as of July 31, 2022.
Underlying Fund Allocation Weights
(as of July 31, 2022)
Underlying Funds	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Aggressive Allocation ETF
iShares Core International Aggregate Bond ETF	10.46%	8.96%	5.96%	2.98%

Underlying Funds	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Aggressive Allocation ETF
iShares Core MSCI Emerging Markets ETF	3.24%	4.31%	6.46%	8.59%
iShares Core MSCI International Developed Markets ETF	9.69%	12.91%	19.34%	25.73%
iShares Core S&P 500 ETF	15.78%	21.05%	31.51%	41.92%
iShares Core S&P Mid-Cap ETF	0.99%	1.32%	1.98%	2.64%
iShares Core S&P Small-Cap ETF	0.45%	0.60%	0.90%	1.20%
iShares Core Total USD Bond Market ETF	59.21%	50.75%	33.77%	16.85%
BlackRock Cash Funds: Treasury/Cash	0.18%	0.10%	0.08%	0.09%

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.
In managing each of the Underlying Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Funds are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Funds may or may not hold all of the securities that are included in their respective underlying indexes and may hold certain securities that are not included in their respective underlying indexes. Additional information regarding the Underlying Funds and their principal investment strategies is provided below.
iShares Core International Aggregate Bond ETF
The iShares Core International Aggregate Bond ETF seeks to track the investment results of the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index, which measures the performance of the global investment-grade (as determined by Bloomberg Index Services Limited) bond market. As of October 31, 2021, there were 12,144 issues in the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index. The Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index includes investment-grade fixed-rate sovereign and government-related debt, corporate and securitized bonds from both developed and emerging market issuers. Securities included in the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index are issued in currencies other than the U.S. dollar, must have maturities of at least one year and are required to meet minimum outstanding issue size criteria. The Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index is market capitalization-weighted with a cap on each issuer of 10%. Debt that is publicly issued in the global and regional markets is included in the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index. Certain types of securities, such as USD-denominated bonds, contingent capital securities, inflation-linked bonds, floating-rate issues, fixed-rate perpetuals, retail bonds, structured notes, pass-through certificates, private placements (other than those offered pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended), and securities where reliable pricing is unavailable are excluded from the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index. The securities in the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index are updated on the last business day of each month, and the currency risk of the securities in the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index are hedged to the U.S. dollar on a monthly basis. As of October 31, 2021, a significant portion of the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index is represented by non-U.S. government-related bonds. The components of the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index are likely to change over time.
The Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index was comprised of securities issued by governments in 62 countries or regions as well as securities issued or guaranteed by supranational entities as of October 31, 2021.

Bloomberg is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). “Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index” and “Bloomberg U.S. Universal Index” are trademarks of Bloomberg and its licensors and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. Bloomberg makes no representation or warranty, expressed or implied, regarding the advisability of investing in the iShares Core International Aggregate Bond ETF and iShares Core Total USD Bond Market ETF.
iShares Core MSCI Emerging Markets ETF
The iShares Core MSCI Emerging Markets ETF seeks to track the investment results of the MSCI Emerging Markets Investable Market Index (IMI), which is designed to measure large-, mid- and small-cap equity market performance in the global emerging markets. As of March 8, 2022, the MSCI Emerging Markets Investable Market Index (IMI) consisted of securities from the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2020, the MSCI Emerging Markets Investable Market Index (IMI) was comprised of 2,940 constituents. As of August 31, 2020, a significant portion of the MSCI Emerging Markets Investable Market Index (IMI) is represented by securities of companies in the consumer discretionary, financials and information technology industries or sectors. The components of the MSCI Emerging Markets Investable Market Index (IMI) are likely to change over time.

“MSCI Emerging Markets Investable Market Index” and “MSCI World ex USA Investable Market Index” are servicemarks of MSCI Inc. (“MSCI”) and have been licensed for use for certain purposes by BFA or its affiliates. iShares Core MSCI Emerging Markets ETF and iShares Core MSCI International Developed Markets ETF are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in the iShares Core MSCI Emerging Markets ETF and iShares Core MSCI International Developed Markets ETF.
iShares Core MSCI International Developed Markets ETF
The iShares Core MSCI International Developed Markets ETF seeks to track the investment results of the MSCI World ex USA Investable Market Index, which has been developed by MSCI Inc. as an equity benchmark for international stock performance in non-U.S. developed markets. The MSCI World ex USA Investable Market Index is free float-adjusted, market cap-weighted, and is designed to measure large-, mid- and small-capitalization equity market performance. It includes stocks from North America, Europe, Australasia and the Far East and, as of July 31, 2022, consisted of securities from the following 22 developed market countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). As of July 31, 2022, a significant portion of the MSCI World ex USA Investable Market Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the MSCI World ex USA Investable Market Index are likely to change over time.

“MSCI Emerging Markets Investable Market Index” and “MSCI World ex USA Investable Market Index” are servicemarks of MSCI Inc. (“MSCI”) and have been licensed for use for certain purposes by BFA or its affiliates. iShares Core MSCI Emerging Markets ETF and iShares Core MSCI International Developed Markets ETF are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in the iShares Core MSCI Emerging Markets ETF and iShares Core MSCI International Developed Markets ETF.
iShares Core S&P 500 ETF
The iShares Core S&P 500 ETF seeks to track the investment results of the S&P 500, which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. As of March 31, 2022, the S&P 500 included approximately 82% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the S&P 500 are weighted based on the float-adjusted market value of their outstanding shares. The S&P 500 consists of securities from a broad range of industries. As of March 31, 2022, a significant portion of the S&P 500 is represented by securities of companies in the technology industry or sector. The components of the S&P 500 are likely to change over time.

“Standard & Poor's®,” “S&P®,” “S&P INDICES®,” “S&P 500®,” “S&P MidCap 400® Index” and “S&P SmallCap 600® Index” are trademarks of Standard & Poor's Financial Services LLC licensed for use for certain purposes by BFA or its affiliates. The iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF that are based on SPDJI Indexes are not sponsored, endorsed, sold or promoted by SPDJI, and SPDJI makes no representation regarding the advisability of investing in the iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF.
iShares Core S&P Mid-Cap ETF
The iShares Core S&P Mid-Cap ETF seeks to track the investment results of the S&P MidCap 400, which measures the performance of the mid-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. As of March 31, 2022, the S&P MidCap 400 included approximately 5% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the S&P MidCap 400 are weighted based on the float-adjusted market value of their outstanding shares, and have, as of March 31, 2022, a market capitalization between $1.631 billion and $17.28 billion at the time of inclusion in the S&P MidCap 400, which may fluctuate depending on the overall level of the equity markets. The securities are selected by SPDJI based on certain factors including SPDJI’s liquidity measures. The S&P MidCap 400 consists of securities from a broad range of industries. As of March 31, 2022, a significant portion of the S&P MidCap 400 is represented by securities of companies in the consumer discretionary, financials and industrials industries or sectors. The components of the S&P MidCap 400 are likely to change over time.

“Standard & Poor's®,” “S&P®,” “S&P INDICES®,” “S&P 500®,” “S&P MidCap 400® Index” and “S&P SmallCap 600® Index” are trademarks of Standard & Poor's Financial Services LLC licensed for use for certain purposes by BFA or its affiliates. The iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF that are based on SPDJI Indexes are not sponsored, endorsed, sold or promoted by SPDJI, and SPDJI makes no representation regarding the advisability of investing in the iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF.
iShares Core S&P Small-Cap ETF
The iShares Core S&P Small-Cap ETF seeks to track the investment results of the S&P SmallCap 600, which measures the performance of the small-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. As of March 31, 2022, the S&P SmallCap 600 included approximately 2% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the S&P SmallCap 600 are weighted based on the float-adjusted market value of their outstanding shares, and have, as of March 31, 2022, a market capitalization between $186.13 million and $7.98 billion at the time of inclusion in the S&P SmallCap 600, which may fluctuate depending on the overall level of the equity markets. The securities are selected by SPDJI based on certain factors including SPDJI’s liquidity measures. The S&P SmallCap 600 consists of securities from a broad range of industries. As of March 31, 2022, a significant portion of the S&P SmallCap 600 is represented by securities of companies in the financials industry or sector. The components of the S&P SmallCap 600 are likely to change over time.

“Standard & Poor's®,” “S&P®,” “S&P INDICES®,” “S&P 500®,” “S&P MidCap 400® Index” and “S&P SmallCap 600® Index” are trademarks of Standard & Poor's Financial Services LLC licensed for use for certain purposes by BFA or its affiliates. The iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF that are based on SPDJI Indexes are not sponsored, endorsed, sold or promoted by SPDJI, and SPDJI makes no representation regarding the advisability of investing in the iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF.
iShares Core Total USD Bond Market ETF
The iShares Core Total USD Bond Market ETF seeks to track the investment results of the Bloomberg U.S. Universal Index, which measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield (as determined by Bloomberg Index Services Limited). The Bloomberg U.S. Universal Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield U.S. corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities, asset-backed securities, Eurodollar bonds, bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights and U.S. dollar-denominated emerging market bonds.
The securities in the Bloomberg U.S. Universal Index must be denominated in U.S. dollars. The Bloomberg U.S. Universal Index consisted of securities from 114 countries or regions as of October 31, 2021. As of October 31, 2021, a significant portion of the Bloomberg U.S. Universal Index is represented by U.S. agency mortgage-backed securities and U.S. Treasury bonds. The components of the Bloomberg U.S. Universal Index are likely to change over time.

Bloomberg is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). The “Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index” and “Bloomberg U.S. Universal Index” are trademarks of Bloomberg and its licensors and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. Bloomberg makes no representation or warranty, expressed or implied, regarding the advisability of investing in the iShares Core International Aggregate Bond ETF and iShares Core Total USD Bond Market ETF.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Funds. BFA provides an investment program for each Fund and manages the investment of each Fund’s assets. In managing the Funds, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve a Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Funds), BFA is responsible for substantially all expenses of the Funds, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For the fiscal year ended July 31, 2022, for its investment advisory services to each Fund, BFA was paid a management fee from a Fund based on a percentage of each Fund's average daily net assets, at the annual rate of 0.17%. From August 1, 2021 through October 19, 2021, the management fee was 0.25%; effective October 20, 2021, the management fee is 0.15%. BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in other series of the Trust and iShares, Inc. through November 30, 2026. The contractual waiver may be terminated prior to November 30, 2026 only upon written agreement of the Trust and BFA. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2022, BFA and its affiliates provided investment advisory services for assets in excess of $8.0 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Funds may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in each Fund's Annual Report for the period ended July 31.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Funds. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of each Fund since 2012.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of each Fund since 2008.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Funds.
Administrator, Custodian and Transfer Agent. Citibank, N.A. (“Citibank”) is the administrator, custodian and transfer agent for each Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Funds in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Funds. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Funds may directly or indirectly invests. The Funds may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Funds may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Funds also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Funds and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Funds.

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Funds may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Funds. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.
The Funds' activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, each Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Funds have retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Funds (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Funds. The price, availability, liquidity, and (in some cases) expense ratio of the Funds may be impacted by purchases and sales of the Funds by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.
Shares of each Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange or otherwise in the secondary market. The Funds' shares trade under the ticker symbols listed on the front cover page of this Prospectus.
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Funds through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Funds are listed for trading on a national securities exchange.
The national securities exchange on which each Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies.  For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. Although SEC rules may permit registered investment companies and unit investment trusts (“Investing Funds”) that enter into an investment agreement with the Trust to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the Fund does not permit such investments. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of each Fund.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Funds, economic conditions and other factors.
Determination of Net Asset Value. The NAV of each Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of each Fund is calculated by dividing the value of the net assets of a Fund (i.e., the value of its total assets, which includes the values of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by each Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act.
Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Funds are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value a Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, a Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by each Fund. Each Fund generally distributes its net capital gains, if any, to shareholders annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of each Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from a Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of a Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by a Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by a Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and with respect to a share of a Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Short term capital gains earned by an Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund's capital losses. Because each Fund is expected to invest in its respective Underlying Funds, each Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales”. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund.
If a Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of a Fund as capital assets.
Dividends, interest and capital gains earned by an Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of an Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of a Fund at the close of the year consists of foreign securities, or, at the close of each quarter, shares of Underlying Funds), a Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or an Underlying Fund.
For purposes of foreign tax credits for U.S. shareholders of each Fund, foreign capital gains taxes may not produce associated foreign source income, thereby limiting a U.S. person’s ability to use such credits.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. corporation (other than a pass-through entity to the extent owned by U.S. persons), a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.

If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income. In addition, you may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of each Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Funds’ Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and a Fund, generally takes place when an Authorized Participant deposits into a Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of a Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by a Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by a Fund. Creation and redemption baskets may differ and a Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Funds’ SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with a Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of a Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or each Fund may not be able to place or change orders.
Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposits and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other iShares funds over another investment. More information regarding these payments is contained in the Funds' SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.

Financial Highlights
The financial highlights table is intended to help investors understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with each Fund's financial statements, in each Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Core Conservative Allocation ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18
Net asset value, beginning of year	$40.05	$37.15	$35.27	$34.18	$34.19
Net investment income(a)	0.68	0.61	0.88	0.98	0.70
Net realized and unrealized gain (loss)(b)	(4.32)	2.96	1.89	1.08	0.33
Net increase (decrease) from investment operations	(3.64)	3.57	2.77	2.06	1.03
Distributions(c)
From net investment income	(0.67)	(0.67)	(0.89)	(0.97)	(0.72)
From net realized gains	—	—	—	—	(0.32)
Total distributions	(0.67)	(0.67)	(0.89)	(0.97)	(1.04)
Net asset value, end of year	$35.74	$40.05	$37.15	$35.27	$34.18
Total Return(d)
Based on net asset value	(9.16)%	9.70%	7.98%	6.17%	3.05%
Ratios to Average Net Assets(e)
Total expenses	0.17%	0.25%	0.25%	0.25%	0.25%
Total expenses after fees waived	0.11%	0.19%	0.19%	0.19%	0.18%
Net investment income	1.79%	1.58%	2.46%	2.87%	2.04%
Supplemental Data
Net assets, end of year (000)	$777,452	$945,256	$698,418	$529,064	$471,721
Portfolio turnover rate(f)	2%	5%	5%	3%	41%

(a)
Based on average shares outstanding.
(b)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Portfolio turnover rate excludes in-kind transactions.

Financial Highlights
(For a share outstanding throughout each period)

	iShares Core Moderate Allocation ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18
Net asset value, beginning of year	$45.30	$40.76	$38.77	$37.73	$37.48
Net investment income(a)	0.80	0.68	0.96	1.05	0.77
Net realized and unrealized gain (loss)(b)	(4.91)	4.59	1.99	0.99	0.80
Net increase (decrease) from investment operations	(4.11)	5.27	2.95	2.04	1.57
Distributions(c)
From net investment income	(0.80)	(0.73)	(0.96)	(1.00)	(0.77)
From net realized gains	—	—	—	—	(0.55)
Total distributions	(0.80)	(0.73)	(0.96)	(1.00)	(1.32)
Net asset value, end of year	$40.39	$45.30	$40.76	$38.77	$37.73
Total Return(d)
Based on net asset value	(9.15)%	13.03%	7.75%	5.52%	4.24%
Ratios to Average Net Assets(e)
Total expenses	0.17%	0.25%	0.25%	0.25%	0.25%
Total expenses after fees waived	0.12%	0.19%	0.19%	0.19%	0.18%
Net investment income	1.86%	1.57%	2.44%	2.80%	2.03%
Supplemental Data
Net assets, end of year (000)	$1,565,084	$1,707,920	$1,239,057	$1,106,956	$909,234
Portfolio turnover rate(f)	2%	7%	6%	4%	40%

(a)
Based on average shares outstanding.
(b)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Portfolio turnover rate excludes in-kind transactions.

Financial Highlights
(For a share outstanding throughout each period)

	iShares Core Growth Allocation ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18
Net asset value, beginning of year	$56.25	$47.70	$45.57	$44.84	$44.08
Net investment income(a)	1.08	0.84	1.09	1.16	0.88
Net realized and unrealized gain (loss)(b)	(6.19)	8.60	2.13	0.69	1.96
Net increase (decrease) from investment operations	(5.11)	9.44	3.22	1.85	2.84
Distributions(c)
From net investment income	(1.05)	(0.89)	(1.09)	(1.12)	(0.90)
From net realized gains	—	—	—	—	(1.18)
Total distributions	(1.05)	(0.89)	(1.09)	(1.12)	(2.08)
Net asset value, end of year	$50.09	$56.25	$47.70	$45.57	$44.84
Total Return(d)
Based on net asset value	(9.18)%	19.92%	7.20%	4.24%	6.53%
Ratios to Average Net Assets(e)
Total expenses	0.17%	0.25%	0.25%	0.25%	0.25%
Total expenses after fees waived	0.12%	0.20%	0.19%	0.19%	0.18%
Net investment income	2.01%	1.59%	2.37%	2.63%	1.96%
Supplemental Data
Net assets, end of year (000)	$1,983,438	$1,844,998	$1,414,304	$1,310,259	$1,118,727
Portfolio turnover rate(f)	2%	7%	4%	4%	44%

(a)
Based on average shares outstanding.
(b)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Portfolio turnover rate excludes in-kind transactions.

Financial Highlights
(For a share outstanding throughout each period)

	iShares Core Aggressive Allocation ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18
Net asset value, beginning of year	$70.93	$56.77	$54.53	$54.21	$52.49
Net investment income(a)	1.43	1.05	1.24	1.29	1.06
Net realized and unrealized gain (loss)(b)	(7.93)	14.19	2.24	0.28	3.51
Net increase (decrease) from investment operations	(6.50)	15.24	3.48	1.57	4.57
Distributions(c)
From net investment income	(1.40)	(1.08)	(1.24)	(1.25)	(1.05)
From net realized gains	—	—	—	—	(1.80)
Total distributions	(1.40)	(1.08)	(1.24)	(1.25)	(2.85)
Net asset value, end of year	$63.03	$70.93	$56.77	$54.53	$54.21
Total Return(d)
Based on net asset value	(9.24)%	27.01%	6.49%	2.99%	8.84%
Ratios to Average Net Assets(e)
Total expenses	0.17%	0.25%	0.25%	0.25%	0.25%
Total expenses after fees waived	0.12%	0.20%	0.19%	0.19%	0.18%
Net investment income	2.11%	1.62%	2.27%	2.44%	1.97%
Supplemental Data
Net assets, end of year (000)	$1,493,900	$1,464,706	$1,016,165	$948,896	$897,242
Portfolio turnover rate(f)	2%	6%	4%	4%	40%

(a)
Based on average shares outstanding.
(b)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Portfolio turnover rate excludes in-kind transactions.

Index Provider
SPDJI is the Index Provider for the Underlying Indexes and is not affiliated with the Trust, BFA, Citibank, the Distributor or any of their respective affiliates.
SPDJI is a resource for index-based concepts, data and research. SPDJI provides financial, economic and investment information and analytical services to the financial community. SPDJI calculates and maintains the S&P Global 1200, which includes the S&P 500® for the U.S., the S&P Europe 350 for Continental Europe, Ireland and the U.K., the S&P/TOPIX 150 for Japan, the S&P Asia 50, the S&P/TSX 60TM for Canada, the S&P/ASX 50 and the S&P Latin America 40. SPDJI also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Total Market Index and S&P U.S. REIT for the U.S. SPDJI calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from an S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with SPDJI to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimer
The Underlying Indexes of iShares Core Conservative Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Aggressive Allocation ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (the “S&P Underlying Indexes”) are products of SPDJI, and have been licensed for use by BFA or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); iShares® and BlackRock® are registered trademarks of BFA and its affiliates; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. These Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the S&P Underlying Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust and BFA and their affiliates with respect to the S&P Underlying Indexes is the licensing of the S&P Underlying Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. Each S&P Underlying Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust, BFA or its affiliates or the Funds. S&P Dow Jones Indices have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Funds into consideration in determining, composing or calculating the S&P Underlying Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of shares of the Funds or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of shares of the Funds. There is no assurance that investment products based on the S&P Underlying Indexes will accurately track each index’s performance or provide positive investment returns. SPDJI is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P UNDERLYING INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P UNDERLYING INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The iShares Core MSCI Emerging Markets ETF and iShares Core MSCI International Developed Markets ETF (the “iShares MSCI Underlying Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Underlying Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Underlying Funds particularly or the ability of the MSCI Emerging Markets Investable Market Index and MSCI World ex USA Investable Market Index to track general market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Emerging Markets Investable Market Index and MSCI World ex USA Investable Market Index, which are determined, composed and calculated by MSCI without regard to the issuer of the iShares MSCI Underlying Funds’ securities or the iShares MSCI Underlying Funds. MSCI has no obligation to take the needs of the issuer of the iShares MSCI Underlying Funds’ securities or the owners of shares of the iShares MSCI Underlying Funds into consideration in determining, composing or calculating the MSCI Emerging Markets Investable Market Index and MSCI World ex USA Investable Market Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Underlying Funds’ shares to be issued or in the determination or calculation of the equation by which the iShares MSCI Underlying Funds’ shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Underlying Funds in connection with the administration, marketing or trading of the iShares MSCI Underlying Funds’ shares.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF THE ISHARES MSCI UNDERLYING FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index and Bloomberg U.S. Universal Index.
Bloomberg is not the issuer or producer of the iShares Core International Aggregate Bond ETF and iShares Core Total USD Bond Market ETF (the “iShares Bloomberg Capital Underlying Funds”) and Bloomberg has no responsibilities, obligations or duties to investors of the iShares Bloomberg Capital Underlying Funds. The Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index and Bloomberg U.S. Universal Index are licensed for use by BFA or its affiliates (the “Issuer”) as the Issuer of the iShares Bloomberg Capital Underlying Funds. The only relationship of Bloomberg with the Issuer in respect of the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index and Bloomberg U.S. Universal Index is the licensing of the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index and Bloomberg U.S. Universal Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the iShares Bloomberg Capital Underlying Funds or the owners of the iShares Bloomberg Capital Underlying Funds.
Investors acquire the iShares Bloomberg Capital Underlying Funds from BFA or its affiliates and investors neither acquire any interest in the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index and Bloomberg U.S. Universal Index nor enter into any relationship of any kind whatsoever with Bloomberg upon making an investment in the iShares Bloomberg Capital Underlying Funds. The iShares Bloomberg Capital Underlying Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg makes no representation or warranty, express or implied, regarding the advisability of investing in the iShares Bloomberg Capital Underlying Funds or the advisability of investing in securities generally or the ability of the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index and Bloomberg U.S. Universal Index to track corresponding or relative market performance. Bloomberg has not passed on the legality or suitability of the iShares Bloomberg Capital Underlying Funds with respect to any person or entity. Bloomberg is not responsible for or has participated in the determination of the timing of, prices at, or quantities of the iShares Bloomberg Capital Underlying Funds to be issued. Bloomberg has no obligation to take the needs of the Issuer or the owners of the iShares Bloomberg Capital Underlying Funds or any other third party into consideration in determining, composing or calculating the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index and Bloomberg U.S. Universal Index. Bloomberg has no obligation or liability in connection with administration, marketing or trading of the iShares Bloomberg Capital Underlying Funds.
The licensing agreement between BFA and Bloomberg is solely for the benefit of BFA and Bloomberg and not for the benefit of the owners of the iShares Bloomberg Capital Underlying Funds, investors or other third parties.
BLOOMBERG SHALL NOT HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG GLOBAL AGGREGATE EX USD 10% ISSUER CAPPED (HEDGED) INDEX AND BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF

THE BLOOMBERG GLOBAL AGGREGATE EX USD 10% ISSUER CAPPED (HEDGED) INDEX AND BLOOMBERG U.S. UNIVERSAL INDEX. BLOOMBERG MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG GLOBAL AGGREGATE EX USD 10% ISSUER CAPPED (HEDGED) INDEX AND BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA INCLUDED THEREIN.  BLOOMBERG MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG GLOBAL AGGREGATE EX USD 10% ISSUER CAPPED (HEDGED) INDEX AND BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG GLOBAL AGGREGATE EX USD 10% ISSUER CAPPED (HEDGED) INDEX AND BLOOMBERG U.S. UNIVERSAL INDEX, AND BLOOMBERG SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG GLOBAL AGGREGATE EX USD 10% ISSUER CAPPED (HEDGED) INDEX AND BLOOMBERG U.S. UNIVERSAL INDEXES. BLOOMBERG SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, RESULTING FROM THE USE OF THE BLOOMBERG GLOBAL AGGREGATE EX USD 10% ISSUER CAPPED (HEDGED) INDEX AND BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ISHARES BLOOMBERG CAPITAL UNDERLYING FUNDS.
None of the information supplied by Bloomberg and used in this publication may be reproduced in any manner without the prior written permission of Bloomberg.
Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Underlying Indexes or the ability of the Underlying Indexes to track market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of shares of the Funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Indexes is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

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Information on the Funds' net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
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Reports and other information about the Funds are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about each Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-ALLO-0823

December 1, 2022
(as revised August 3, 2023)

2022 Prospectus
iShares Trust
• iShares MSCI USA Momentum Factor ETF | MTUM | CBOE BZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Overview	S-1
More Information About the Fund	1
A Further Discussion of Principal Risks	2
A Further Discussion of Other Risks	11
Portfolio Holdings Information	15
Management	15
Shareholder Information	18
Distribution	27
Financial Highlights	28
Index Provider	29
Disclaimers	29
“MSCI USA Momentum Index” and “MSCI USA Momentum SR Variant Index” are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates. The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc., nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.
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iSHARES® MSCI USA
MOMENTUM FACTOR ETF
Ticker: MTUMStock Exchange: Cboe BZX
Investment Objective
The iShares MSCI USA Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the MSCI USA Momentum SR Variant Index (the “Underlying Index”), which consists of stocks exhibiting relatively higher momentum characteristics than the traditional market capitalization-weighted parent index, the MSCI USA Index (the “Parent Index”), as determined by MSCI Inc. (the “Index Provider” or “MSCI”). The Parent Index includes U.S. large- and mid-capitalization stocks, as defined by MSCI. The Underlying Index is designed to measure the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover, each as determined by the Index Provider. The Underlying Index is a variant of the MSCI USA Momentum Index, which employs a different reconstitution process. All constituent changes due to the semi-annual reconstitution of the Underlying Index are distributed over multiple days leading into the reconstitution effective date with an aim of facilitating easier implementation of the changes resulting from the reconstitution.
A risk-adjusted price momentum metric, defined by MSCI as the excess return over the risk-free rate divided by the annualized standard deviation of weekly returns over the past three years, is calculated for each security in the Parent Index over 6- and 12-month time periods. The 6- and 12-month risk-adjusted price momentum calculations are then standardized at +/- 3 standard deviations and translated into an average momentum score. The weight of each Underlying Index constituent is determined by multiplying the security’s momentum score by its market capitalization weight in the Parent Index. Additionally, each individual issuer is capped at 5% at reconstitution. MSCI uses an algorithm to determine the number of components in the Underlying Index based on the number of constituents in the Parent Index. The Underlying Index is reconstituted semi-annually. After the constituent changes are determined at each semi-annual reconstitution, the Index Provider distributes those changes over three days (generally, the reconstitution effective date and the two prior business days) to reconstitute the Underlying Index. As of July 31, 2022, there were 124 securities in the Underlying Index.

As of July 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the consumer staples, energy and healthcare industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s
S-2

investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index and Parent Index are sponsored by MSCI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and Parent Index and publishes information regarding the market value of the Underlying Index and Parent Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
S-3

Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation
S-4

efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of certain crude oil futures contracts falling below zero for a period of time in early 2020. The energy sector has also experienced increased volatility as a result of Russia’s invasion of Ukraine in February 2022 and the resulting sanctions on Russia and other responses by the U.S. and other actors.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. Volatile market conditions may trigger ad hoc rebalances of the Underlying Index, and the Fund anticipates higher portfolio turnover in such conditions.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions or high volatility, other unusual market circumstances and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index, and may cause the Fund to temporarily invest less than the required level (under normal conditions) of its assets in the component securities of the Underlying Index, particularly during periods in which the Underlying Index rebalances. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled
S-5

rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The country in which the Fund invests may be subject to considerable degrees of economic, political and social instability. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Momentum Securities Risk. Stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. Neither the Fund nor BFA can offer assurances that the Index Provider's model will result in the Fund meeting its investment objective.
Operational Risk. The Fund is exposed to operational risks arising from a
S-6

number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
S-7

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Year by Year Returns1 (Years Ended December 31)

1
The Fund’s year-to-date return as of September 30, 2022 was -27.01%.
The best calendar quarter return during the periods shown above was 23.55% in the 2nd quarter of 2020; the worst was -15.61% in the 4th quarter of 2018.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-8

Average Annual Total Returns
(for the periods ended December 31, 2021)

	One Year	Five Years	Since Fund Inception
(Inception Date: 4/16/2013)
Return Before Taxes	13.45%	20.47%	16.93%
Return After Taxes on Distributions[1]	13.30%	20.15%	16.59%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.07%	16.67%	14.19%
MSCI USA Momentum SR Variant Index[2](Index returns do not reflect deductions for fees, expenses, or taxes)	13.61%	20.71%	17.17%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through November 22, 2020 reflect the performance of the MSCI USA Momentum Index. Index returns beginning on November 23, 2020 reflect the performance of the MSCI USA Momentum SR Variant Index, which, effective as of November 23, 2020, replaced the MSCI USA Momentum Index as the Underlying Index of the Fund.
S-9

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui and Mr. Savage have been Portfolio Managers of the Fund since 2013. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-10

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the Fund's performance from that of the Underlying Index. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all
1

of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory
2

occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service
3

providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Energy Sector Risk. The success of companies inthe energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; the enactment or cessation of trade sanctions; war or other geopolitical conflicts; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
In the context of the COVID-19 outbreak and disputes among oil-producing countries regarding potential limits on the production of crude oil, the energy sector has experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contracts falling below zero for a period of time. Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. In March 2022, the U.S. announced that it would ban imports of oil, natural gas and coal from Russia. The effect of the U.S. ban and any similar bans by other countries, as well as the extent and duration of the Russian military action, resulting sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
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Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. Volatile market conditions may trigger ad hoc rebalances of the Underlying Index, and the Fund anticipates higher portfolio turnover in such conditions. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. Market disruptions or high volatility, other unusual market circumstances and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index, and may cause the Fund to temporarily invest less than the required level (under normal conditions) of its assets in the component securities of the Underlying Index, particularly during periods in which the Underlying Index rebalances. There is no assurance that the Index Provider or any agents that may act on its behalf
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will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. Ad hoc rebalances may also be triggered during volatile market conditions. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.
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An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s
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investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers,  exchange or exchanges, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
The country in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Economic Risk. Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Expropriation Risk. Investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Large Government Debt Risk. Chronic structural public sector deficits in some countries in which the Fund may invest may adversely impact securities held by the Fund.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors
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through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the
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Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Momentum Securities Risk. Stocks that have previously exhibited high momentum characteristics may not experience positive momentum in the future or may experience more volatility than the market as a whole. The Index Provider may be unsuccessful in creating an index that emphasizes momentum securities. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of the Fund may suffer. Neither the Fund nor BFA can offer assurances that the Index Provider's model will result in the Fund meeting its investment objective.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of
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certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards
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and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Dividend-Paying Stock Risk. Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by the Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. Cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector
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and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the
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Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or
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dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For the fiscal year ended July 31, 2022, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.15%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired
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fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2022, BFA and its affiliates provided investment advisory services for assets in excess of $8.0 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of the Fund since 2013.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2013.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. Citibank, N.A. (“Citibank”) is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment
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management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “MTUM.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations
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of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act.
Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
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Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
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availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20%
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“qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. corporation (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax
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on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of
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cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of
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Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI USA Momentum Factor ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18
Net asset value, beginning of year	$175.04	$140.10	$120.79	$111.68	$91.95
Net investment income(a)	1.79	0.85	1.50	1.67	1.32
Net realized and unrealized gain (loss)(b)	(31.95)	34.86	19.53	9.03	19.60
Net increase (decrease) from investment operations	(30.16)	35.71	21.03	10.70	20.92
Distributions from net investment income(c)	(1.53)	(0.77)	(1.72)	(1.59)	(1.19)
Net asset value, end of year	$143.35	$175.04	$140.10	$120.79	$111.68
Total Return(d)
Based on net asset value	(17.35)%	25.57%	17.71%	9.71%	22.86%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	1.07%	0.53%	1.22%	1.49%	1.24%
Supplemental Data
Net assets, end of year (000)	$10,041,855	$14,493,017	$10,647,455	$10,176,170	$9,196,715
Portfolio turnover rate(f)	125%	107%	160%	138%	104%

(a)
Based on average shares outstanding.
(b)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Portfolio turnover rate excludes in-kind transactions.
28

Index Provider
MSCI is a provider of investment decision support tools to investors globally. MSCI products and services include indices, portfolio risk and performance analytics, and governance tools. MSCI is not affiliated with the Trust, BFA, Citibank, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index, which is determined, composed and calculated by MSCI without regard to the issuer of the Fund’s securities or the Fund. MSCI has no obligation to take the needs of the issuer of the Fund’s securities or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund’s shares to be issued or in the determination or calculation of the equation by which the Fund’s shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of the Fund’s shares.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
29

Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. Cboe BZX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Cboe BZX does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Cboe BZX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe BZX makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:

Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2022 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-MTUM-0823

December 29, 2022
(as revised August 3, 2023)

2022 Prospectus
iShares Trust
• iShares ESG Advanced MSCI USA ETF | USXF | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“MSCI USA Choice ESG Screened Index” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates. The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc., nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.
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iSHARES® ESG ADVANCED MSCI USA ETF
Ticker: USXFStock Exchange: Nasdaq
Investment Objective
The iShares ESG Advanced MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.10%	None	0.00%	0.10%

1
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investments results of the MSCI USA Choice ESG Screened Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”). The Underlying Index is a free float-adjusted market capitalization-weighted index that is designed to reflect the equity performance of large- and mid-capitalization U.S. companies with favorable environmental, social and governance (“ESG”) ratings (as determined by MSCI ESG Research LLC (“MSCI ESG Research”)) while applying extensive screens, including removing fossil fuel exposure. MSCI begins with the MSCI USA Index (the “Parent Index”) and selects companies with favorable ESG ratings while excluding securities of companies involved in adult entertainment, alcohol, gambling, tobacco, genetic engineering, controversial weapons, nuclear weapons, civilian firearms, conventional weapons, palm oil, private prisons, predatory lending, and nuclear power based on revenue or percentage of revenue thresholds for certain categories (e.g., $500 million or 50%) and categorical exclusions for others (e.g., nuclear weapons).
MSCI ESG Research rates the ESG characteristics of companies on a scale of “CCC” (lowest) to “AAA” (highest). MSCI ESG Research determines the ESG ratings by evaluating the company's risks and opportunities and using a sector-specific ESG Key Issues (“Key Issues”) (e.g., carbon emissions) selection and weighting model. Each company is scored on a scale of 0 to 10, with 10 being the most desirable, for each applicable Key Issue before being assigned an ESG rating based on average Key Issue score. ESG ratings are calculated in comparison to a company's sector peers, and securities in one sector may have a lower average ESG rating than securities in another sector. Only securities of companies with an ESG rating of “BBB” or higher are eligible for inclusion in the Underlying Index.
MSCI screens companies with involvement in fossil fuels by excluding any company in the energy sector as per GICS methodology and all companies with an industry tie to fossil fuels such as thermal coal, oil and gas—in particular, reserve ownership, related revenues and power generation. Companies that meet the fossil fuel involvement screen but that derive more than 50% of revenues from alternative energy and do not have an industry tie to thermal coal or oil sands or have fossil fuel reserves used most likely for energy applications, as determined by the Index Provider, will be added back. Additionally, MSCI excludes companies involved in very serious business controversies. MSCI ESG Research defines a controversy as
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an instance or ongoing situation in which company operations and/or products allegedly have a negative environmental, social and/or governance impact. Each controversy case is assessed for the severity of its impact on society.
The Underlying Index includes large- and mid-capitalization companies and may change over time. As of August 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the technology industry or sector. The components of the Underlying Index are likely to change over time. The Underlying Index is reviewed quarterly to coincide with the semi-annual and quarterly review of the Parent Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total
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assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of securities included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included securities.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service While the Fund has established business providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business
S-4

continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower
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consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
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Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Year by Year Returns1 (Year Ended December 31)

1
The Fund’s year-to-date return as of September 30, 2022 was -28.32%.
The best calendar quarter return during the period shown above was 9.79% in the 2nd quarter of 2021; the worst was -0.30% in the 3rd quarter of 2021.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2021)

	One Year	Since Inception
(Inception Date: 6/16/2020)
Return Before Taxes	27.11%	34.06%
Return After Taxes on Distributions[1]	26.82%	33.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	16.21%	26.33%
MSCI USA Choice ESG Screened Index (Index returns do not reflect deductions for fees, expenses, or taxes)	27.31%	34.48%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui and Mr. Savage have been Portfolio Managers of the Fund since 2020. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the Fund's performance from that of the Underlying Index. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all
1

of the securities in its underlying index in approximately the same proportions as in the underlying index.
The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. The Fund does not intend to borrow money in order to leverage its portfolio.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index  relies on various sources of information to assess the criteria of securities included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index's calculation
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methodology or sources of information will provide an accurate assessment of included securities.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation
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efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and
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impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.

Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
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Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.

An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different
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market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security, asset, or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers,  exchange or exchanges, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because
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of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash
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collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.

Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution
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proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular,
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may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to
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value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. While the Fund seeks to invest in companies with positive or favorable environmental and social characteristics, companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain
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circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Real Estate Investment Risk. Companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”), real estate holding and operating companies, and real estate management or development companies, expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company's ability to meet its payment obligations or its financing activityand could decrease the market prices for REITs and for properties held by such REITs. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect Fund performance. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
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Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings.
Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures
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in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; property damage due to events such as earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.
Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.
Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
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For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For the fiscal year ended August 31, 2022, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.10%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2022, BFA and its affiliates provided investment advisory services for assets in excess of $8.0 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
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A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended August 31.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of the Fund since 2020.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2020.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. Citibank, N.A. (“Citibank”) is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other
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instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the
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loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “USXF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based
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on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund.
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DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act.
Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security
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or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
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Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on
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which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
25

If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
26

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
27

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
28

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI USA ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Period From 06/16/20(a) to 08/31/20
Net asset value, beginning of period	$38.10	$29.04	$25.43
Net investment income(b)	0.42	0.38	0.06
Net realized and unrealized gain (loss)(c)	(7.20)	8.99	3.55
Net increase (decrease) from investment operations	(6.78)	9.37	3.61
Distributions(d)	–	–	–
From net investment income	(0.39)	(0.30)	—
From net realized gains	—	(0.01)	—
Total distributions	(0.39)	(0.31)	—
Net asset value, end of period	$30.93	$38.10	$29.04
Total Return(e)	–	–	–
Based on net asset value	(17.95)%	32.53%	14.20%(f)
Ratios to Average Net Assets(g)	–	–	–
Total expenses	0.10%	0.10%	0.10%(h)
Net investment income	1.23%	1.09%	1.16%(h)
Supplemental Data
Net assets, end of period (000)	$589,182	$419,105	$5,808
Portfolio turnover rate(i)	24%	29%	4%

(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions.
(f)
Not Annualized.
(g)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
Annualized.
(i)
Portfolio turnover rate excludes in-kind transactions.
29

Index Provider
MSCI is a provider of investment decision support tools to investors globally. MSCI products and services include indices, portfolio risk and performance analytics, and governance tools. MSCI is not affiliated with the Trust, BFA, Citibank, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index, which is determined, composed and calculated by MSCI without regard to the issuer of the Fund’s securities or the Fund. MSCI has no obligation to take the needs of the issuer of the Fund’s securities or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund’s shares to be issued or in the determination or calculation of the equation by which the Fund’s shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of the Fund’s shares.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Shares of the Fund are not sponsored, endorsed or promoted by Nasdaq. Nasdaq makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. Nasdaq is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Nasdaq has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Nasdaq does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Nasdaq makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:

Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2022 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-USXF-0823

December 29, 2022
(as revised August 3, 2023)

2022 Prospectus
iShares Trust
• iShares ESG Aware MSCI USA ETF | ESGU | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“MSCI USA ESG Focus Index” and “MSCI USA Extended ESG Focus Index” are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates. The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc., nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.
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iSHARES® ESG AWARE MSCI USA ETF
Ticker: ESGUStock Exchange: Nasdaq
Investment Objective
The iShares ESG Aware MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the MSCI USA Extended ESG Focus Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”). The Underlying Index is an optimized equity index that is designed to reflect the equity performance of U.S. companies that have favorable environmental, social and governance (“ESG”) characteristics (as determined by the Index Provider), while exhibiting risk and return characteristics similar to those of the MSCI USA Index (the “Parent Index”). The Index Provider begins with the Parent Index and excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, and companies included in certain fossil fuels-related activity such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands based on revenue or percentage of revenue thresholds for certain categories (e.g., $20 million or 5%) and categorical exclusions for others (e.g., controversial weapons). The Index Provider also excludes companies that are directly involved in very severe, ongoing business controversies (in each case as determined by the Index Provider), and then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to the Parent Index.
For each industry, the Index Provider identifies key ESG issues that can lead to unexpected costs for companies in the medium- to long-term. The Index Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers. The Underlying Index includes large- and mid-capitalization companies and may change over time. As of August 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the technology industry or sector. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
S-2

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the
S-3

Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of securities included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included securities.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
S-4

ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
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Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual
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property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Year by Year Returns1 (Years Ended December 31)

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The Fund’s year-to-date return as of September 30, 2022 was -25.56%.
The best calendar quarter return during the periods shown above was 21.91% in the 2nd quarter of 2020; the worst was -18.89% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2021)
	One Year	Five Years	Since Inception
(Inception Date: 12/1/2016)
Return Before Taxes	26.78%	19.00%	19.18%
Return After Taxes on Distributions[1]	26.43%	18.54%	18.73%
Return After Taxes on Distributions and Sale of Fund Shares[1]	16.06%	15.34%	15.52%
MSCI USA Extended ESG Focus Index[2](Index returns do not reflect deductions for fees, expenses, or taxes)	26.98%	19.22%	19.42%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through May 31, 2018 reflect the performance of the MSCI USA ESG Focus Index. Index returns beginning on June 1, 2018 reflect the performance of the MSCI USA Extended ESG Focus Index, which, effective as of June 1, 2018, replaced the MSCI USA ESG Focus Index as the Underlying Index of the Fund.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui and Mr. Savage have been Portfolio Managers of the Fund since 2016. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the Fund's performance from that of the Underlying Index. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all
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of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index  relies on various sources of information to assess the criteria of securities included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index's calculation methodology or sources of information will provide an accurate assessment of included securities.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than
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the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
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Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that
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the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.
An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures
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of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security, asset, or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers,  exchange or exchanges, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative
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products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA
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seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or
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regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can
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drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition,
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consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent in this sector
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and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the
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Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. While the Fund seeks to invest in companies with positive or favorable environmental and social characteristics, companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in
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shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
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Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For the fiscal year ended August 31, 2022, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.15%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2022, BFA and its affiliates provided investment advisory services for assets in excess of $8.0 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended August 31.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of the Fund since 2016.
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Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2016.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. Citibank, N.A. (“Citibank”) is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are
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affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability,
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liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “ESGU.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of
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monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
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Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act.
Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
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sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain
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threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s
23

cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
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The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is
25

not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Aware MSCI USA ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18
Net asset value, beginning of year	$103.69	$79.74	$64.33	$63.85	$54.15
Net investment income(a)	1.29	1.18	1.22	1.17	1.09
Net realized and unrealized gain (loss)(b)	(15.62)	23.87	15.13	0.40	9.52
Net increase (decrease) from investment operations	(14.33)	25.05	16.35	1.57	10.61
Distributions(c)	–	–	–	–	–
From net investment income	(1.23)	(1.10)	(0.94)	(1.09)	(0.80)
From net realized gains	—	—	—	—	(0.11)
Total distributions	(1.23)	(1.10)	(0.94)	(1.09)	(0.91)
Net asset value, end of year	$88.13	$103.69	$79.74	$64.33	$63.85
Total Return(d)	–	–	–	–	–
Based on net asset value	(13.96)%	31.71%	25.79%	2.59%	19.79%
Ratios to Average Net Assets(e)	–	–	–	–	–
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	1.32%	1.30%	1.76%	1.88%	1.83%
Supplemental Data
Net assets, end of year (000)	$22,194,428	$22,262,630	$8,991,145	$295,905	$98,974
Portfolio turnover rate(f)	22%	21%	38%	27%	28%

(a)
Based on average shares outstanding.
(b)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Portfolio turnover rate excludes in-kind transactions.
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Index Provider
MSCI is a provider of investment decision support tools to investors globally. MSCI products and services include indices, portfolio risk and performance analytics, and governance tools. MSCI is not affiliated with the Trust, BFA, Citibank, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index, which is determined, composed and calculated by MSCI without regard to the issuer of the Fund’s securities or the Fund. MSCI has no obligation to take the needs of the issuer of the Fund’s securities or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund’s shares to be issued or in the determination or calculation of the equation by which the Fund’s shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of the Fund’s shares.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Shares of the Fund are not sponsored, endorsed or promoted by Nasdaq. Nasdaq makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. Nasdaq is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Nasdaq has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Nasdaq does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Nasdaq makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
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Investment Company Act File No.: 811-09729
IS-P-ESGU-0823